                                             SEMIANNUAL REPORT  |  June 30, 2002


                                                                      The Strong

                                                                            Core

                                                                           Funds

                              [PHOTO APPEARS HERE]


         Strong Balanced Fund

   Strong Balanced Asset Fund

   Strong Large Cap Core Fund

Strong Growth and Income Fund

      Strong Opportunity Fund

                                                                   [STRONG LOGO]

                                             SEMIANNUAL REPORT  |  June 30, 2002


                                                                      The Strong

                                                                           Core

                                                                           Funds



Table of Contents


Investment Reviews

           Strong Balanced Fund................................ 2
           Strong Balanced Asset Fund.......................... 4
           Strong Large Cap Core Fund.......................... 6
           Strong Growth and Income Fund....................... 8
           Strong Opportunity Fund.............................10

Financial Information

           Schedules of Investments in Securities
                Strong Balanced Fund...........................12
                Strong Balanced Asset Fund.....................17
                Strong Large Cap Core Fund.....................19
                Strong Growth and Income Fund..................20
                Strong Opportunity Fund........................22
           Statements of Assets and Liabilities................25
           Statements of Operations............................28
           Statements of Changes in Net Assets.................31
           Notes to Financial Statements.......................33

Financial Highlights...........................................42

Directors and Officers.........................................47

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]


Market Update -- December 31, 2001 to June 30, 2002

As investors working our way through the aftermath of the Bubble of 2000, we must all remember the values and considerations that guide a serious investor. Four important facts to remember are:

  1. The stock market is one of the backbones of America's economy and way of life.

  2. According to the Ibbotson Associates 2002 Yearbook, between January 1, 1927, and December 31, 2001, stocks returned 10.7% annually.

  3. Even though the stock market soared during a good part of the 1990s, the market's recent sharp decline has pulled down the average return from stocks to a level much closer to the long-term return from stocks. From January 1, 1990, through July 31, 2002, the S&P 500/(R)/ Index Average delivered a 10.2% rate of return.

  4. Financial markets are cyclical and are driven by the emotions of greed and fear.


Investors are questioning how to deal with the stock-market correction, wondering if they should "ride it out" and whether reason will once again prevail in the markets. Each investor's decision is a personal one. The foundation of the decision should be based upon the facts that America is the greatest wealth-creating machine in the history of mankind, that the U.S. has historically created stock-market wealth at over 10% per year, and that the financial markets are cyclical.

There are periods of euphoria when greed is the operative word. And then, sure as night follows day, the euphoric periods are followed by a collapse. The stock market operates in a manic-depressive manner. The ups and downs are a natural part of capitalism. The investors who invariably make out well are those who understand that the stock market is cyclical and can tolerate its moods. As a result, they tend to add to their holdings when the market is down and reduce holdings when things are euphoric.

This is why in many previous shareholder letters, Strong Financial has advocated a balanced approach to investing. When the stock market drops, the proportion of stocks relative to bonds in a portfolio drops. A true investor should then consider shifting money from bonds into stocks to maintain the appropriate balance between stocks and bonds. This periodic rebalancing after market moves should, in the long run, have a beneficial impact on family wealth-creation.

It is imperative that investors consider the overall health of the U.S. economy when structuring an investment portfolio. Presently, it appears that the U.S. economy's real GDP (Gross Domestic Product) should grow at approximately 2.5% to 3.0% in 2002 and between 2.5% to 3.5% in 2003. To put this into perspective, since 1945, the U.S. economy's real GDP has averaged 3.4% per year.

Accounting and business practices are being scrutinized and tightened up. A few companies' practices were lax during the last decade and are now being fixed. The United States has a self-cleansing system that is the envy of the world. And it is working.

During the current cyclical market retreat, all of us must remember that America is the greatest wealth-creating mechanism in the history of the world. Investment programs based on patience and persistence have historically paid off. There is an excellent chance that three years from now, the stock-market levels of the summer of 2002 will look to have been an attractive buying opportunity.



                                                                        /s/ Dick






Performance is historical and does not represent future results.

Strong Balanced Fund
================================================================================


Your Fund's Approach

The Strong Balanced Fund seeks high total return consistent with reasonable risk over the long term. The Fund invests in a combination of stocks, bonds, and cash. Under normal conditions, about 60% of net assets will be invested in stocks, 35% in bonds (all of which may be high-yield or junk bonds), and 5% in cash. The Fund's bond portfolio consists primarily of intermediate-term corporate bonds of higher-, medium-, and lower-quality. The managers focus primarily on high-yield bonds with positive or improving credit fundamentals. The Fund's managers attempt to strike a balance between an investment's growth and income prospects, and its potential risks. The Fund may also invest up to 25% of its net assets in foreign securities, and it may utilize an active trading approach. The managers may sell a holding when they believe it no longer offers an attractive balance between risk and return.

                    Growth of an Assumed $10,000 Investment+
                            From 12-30-81 to 6-30-02

                              [CHART APPEARS HERE]
                                                          Lipper
                       The Strong      S&P 500(R)    Flexible Portfolio
                      Balanced Fund      Index*        Funds Average*

         Dec 81         $ 10,000        $ 10,000         $ 10,000
         Dec 82         $ 13,320        $ 12,155         $ 13,354
         Dec 83         $ 19,344        $ 14,896         $ 16,196
         Dec 84         $ 21,234        $ 15,831         $ 16,340
         Dec 85         $ 25,346        $ 20,854         $ 20,398
         Dec 86         $ 29,819        $ 24,747         $ 23,516
         Dec 87         $ 29,734        $ 26,046         $ 24,627
         Dec 88         $ 32,467        $ 30,360         $ 27,242
         Dec 89         $ 36,104        $ 39,963         $ 32,033
         Dec 90         $ 37,107        $ 38,721         $ 31,859
         Dec 91         $ 44,393        $ 50,492         $ 40,106
         Dec 92         $ 45,824        $ 54,333         $ 43,547
         Dec 93         $ 52,469        $ 59,798         $ 48,499
         Dec 94         $ 51,679        $ 60,584         $ 47,483
         Dec 95         $ 63,028        $ 83,324         $ 59,401
         Dec 96         $ 69,617        $102,443         $ 67,576
         Dec 97         $ 81,219        $136,608         $ 80,239
         Dec 98         $ 98,558        $175,645         $ 92,014
         Dec 99         $113,836        $212,601         $104,074
         Dec 00         $106,599        $193,263         $104,835
         Dec 01         $ 94,843        $170,311         $ 98,634
         Jun 02         $ 86,636        $147,913         $ 92,160

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.



Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: As the year began, there was a broad expectation that the economy was on the path toward recovery. Economic data began to lift expectations of a strong first quarter as measured by GDP. But subsequently, a series of disappointments in corporate profits helped to push the broad stock market down. In this volatile environment, investors frequently sought the safety of Treasuries and bonds issued by agencies of the U.S. government.

     This is not to say that an economic recovery is not underway; we are confident that it is. But it appears that the rate of recovery is moderate. Profit recovery forecasts will have to adjust to this type of trend line before stocks can head higher in a sustained manner.

     In addition, many revelations regarding questionable accounting practices and other examples of poor corporate governance have reverberated through the stock market. The misdeeds of a relative few have led to many good companies being cast in a skeptical light. Other issues confronting the market included Middle East tensions, potential terrorist threats, and the possibility of war with Iraq.

     These issues presented challenges throughout the first half of 2002, but we believe they are now fully priced into the stock market. Although issues involving international terrorism and global conflict will take time to resolve, we are hopeful that these situations will stabilize somewhat in coming months. The concerns surrounding corporate governance should be easier to address. Companies have been put on notice to provide simple, transparent reported results, and it appears they are ready to comply. This outcome, in our opinion, can only be positive for investors and the markets.

Q:   How did your Fund perform?

A: In this difficult investment environment, the Fund underperformed its peer benchmark, the Lipper Flexible Portfolio Funds Average, for the period, though it outperformed its broad-based index, the S&P 500 Index.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Our basic investment strategy for the equity portion of the Fund is to establish a diversified portfolio of companies that exhibit superior financial results relative to their peers and market, balanced with a bond position to provide a level of investment income. In the stock portion of the portfolio, we focus primarily on large-capitalization companies that dominate their respective markets. The Fund's team of investment professionals seeks to confirm or reject individual company financial forecasts through thorough examination of financial statements and end-market analysis. We also pay close attention to stock prices, using long-term valuation trends.

     During the six months, our investment methods led us to emphasize energy, consumer staples, hospitals, HMOs, basic materials, and defense-industry stocks. Energy stocks, particularly oil companies, benefited from stabilizing oil prices and increased demand. Our selections within the consumer staples area were often based first on attractive valuations and the prospect of improving financial performance in the face of management changes and restructuring.

     We de-emphasized the underperforming technology sector; demand remains weak and in some areas is continuing to deteriorate, yet valuations are still relatively high.

     The Fund's holdings among investment-grade and high-yield corporate bonds had a negative impact on performance, as risk-wary investors favored Treasuries and other government debt.

Q:   What is your future outlook?

A: In spite of all that has transpired during the period, we are optimistic about the prospects for an economic recovery and improved corporate profitability over the next 12 months. Does that mean that we are through with the downside? Probably not. But the markets have surely corrected much of the excess. We believe that as the economy continues to improve at a modest pace, earnings are likely to follow--and in time, stock prices should begin to once again reflect a more positive environment.

     Thank you for your continued investment in the Strong Balanced Fund.

     Rimas M. Milaitis
     Portfolio Co-Manager

     Jeffrey A. Koch
     Portfolio Co-Manager

     Bradley C. Tank
     Portfolio Co-Manager



Average Annual Total Returns
As of 6-30-02
---------------------------------------------------------

        1-year                           -12.71%

        3-year                            -6.52%

        5-year                             2.97%

        10-year                            7.02%

        Since Fund Inception              11.11%
        (12-30-81)

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest.
Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.



* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Flexible Portfolio Funds Average represents funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Balanced Asset Fund
================================================================================

Effective May 1, 2002, the Fund's name changed from the Strong Balanced Stock Fund.

Your Fund's Approach

The Strong Balanced Asset Fund seeks total return by investing for both income and capital growth. Under normal conditions, the Fund will invest about 60% of its net assets in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of medium- and large-capitalization companies. The portfolio manager generally seeks stocks of companies that have above-average projected earnings growth, whose stock has a lower price/earnings ratio than that of the Standard & Poor's 500 Index. The manager believes these value-oriented stocks have the potential to increase in price. The Fund invests roughly similar amounts of its assets in each stock in the portfolio. The remaining assets of the Fund are invested in short- and intermediate-term, higher- and medium-quality bonds. Bonds are purchased to generate income and to help offset the volatility that stock investments usually experience. The Fund may also invest up to 25% of its net assets in foreign securities. The manager may sell stocks when, based on their growth potential or price, they are no longer attractive. The manager may sell bonds if their fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-97 to 6-30-02

                              [CHART APPEARS HERE]

          The Strong                        Lipper
        Balanced Asset    S&P 500(R)    Balanced Funds
             Fund           Index*          Index*
Dec 97     $10,000         $10,000         $10,000
Mar 98     $10,431         $11,394         $10,791
Jun 98     $10,431         $11,770         $10,955
Sep 98     $ 9,233         $10,601         $10,321
Dec 98     $10,321         $12,858         $11,509
Mar 99     $11,013         $13,498         $11,693
Jun 99     $11,829         $14,449         $12,219
Sep 99     $10,624         $13,548         $11,713
Dec 99     $10,845         $15,563         $12,542
Mar 00     $11,156         $15,919         $12,915
Jun 00     $10,824         $15,497         $12,760
Sep 00     $11,535         $15,347         $13,013
Dec 00     $11,832         $14,147         $12,841
Mar 01     $11,715         $12,471         $12,198
Jun 01     $12,019         $13,200         $12,626
Sep 01     $11,228         $11,264         $11,669
Dec 01     $11,921         $12,467         $12,426
Mar 02     $12,022         $12,501         $12,500
Jun 02     $11,079         $10,828         $11,675

+This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Balanced Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or
 (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The equity markets began the year on a positive note, as prospects for economic recovery fueled stock gains. As the year progressed, meager corporate profits, coupled with a broad crisis of confidence in corporate governance, served to significantly weaken stock prices. In contrast, bonds performed relatively well, as investors sought safe haven in Treasuries.
    The S&P 500 Index threatened to post its first three consecutive years of decline since World War II.

    As 2002 began, the ripples of Enron's bankruptcy were only beginning to be felt by investors. Originally thought of as an isolated event, it instead served as a precursor to additional news of questionable accounting practices and other possible corporate misdeeds. The end result has been a significant erosion of investor confidence in companies and the stock market, triggering stock-price declines. Simply put, investors are now willing to pay less to hold stocks, as they are perceived to present greater risk. This crisis of confidence seems unlikely to dissipate quickly, as trust takes time to build but is easy to destroy.

    We believe it's important to remember that the vast majority of corporations are managed by honest, trustworthy individuals. Although we may still see some additional negative headlines, the foundation of corporate America and the equity markets is still strong.

     In an effort to manage risk, the Fund continues to focus on investing in companies with solid assets, manageable debt levels, and credible management teams.

Q:   How did your Fund perform?

A: The Fund had a strong first quarter, outperforming its broad-based benchmark, the S&P 500 Index. However, the equity markets' sharp drop during the second quarter brought the Fund's overall performance down. The Fund's loss for the first six months of the year was largely the result of this overall weakness in the equity markets.

     The Fund was able to cushion the losses from its equity holdings with more favorable performance from its bond position. The fixed-income portion of the portfolio posted positive returns for the six months.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Despite an overall decline, the equity portion of the Fund did outperform the S&P 500, due both to the strength of individual stock selection and to our allocations to broad market sectors. We increased the portfolio in materials stocks, which proved to be the best-performing sector for the first half of the year. At the same time, we reduced the Fund's exposure to telecommunications and technology, which were by far the weakest sectors over the six months.

     These sector allocations were the product of our value-oriented investment discipline. Our focus on modest valuations led us to avoid most technology stocks, which despite recent declines remain relatively expensive in many cases. Also, our focus on companies with manageable debt levels helped us avoid most telecommunications stocks, many of which are burdened with levels of debt that could take years to work off.

     Individual selections in the consumer staples and industrials sectors also contributed positively to the Fund's performance. At the end of June, the Fund had significant holdings in healthcare and financials stocks.

Q:   What is your future outlook?

A: As the economy continues to improve, we believe that the odds of a double-dip recession continue to fall. We are cautiously optimistic that improvements in the economy will begin to manifest themselves in improved corporate profits in the second half of 2002 and in 2003. Already, companies are making more positive pre-announcements of earnings than negative pre-announcements. This positive news is encouraging, but we believe there may be more negative stories to emerge from corporations over the second half of the year. As a result, market conditions seem likely to remain volatile for the rest of the year. In this environment, we will continue to focus on diligent stock selection, seeking out strong companies that have good assets, solid balance sheets, and prices that represent a discount to fair value.

     Thank you for your investment in the Strong Balanced Asset Fund.

     Robert J. Costomiris
     Portfolio Co-Manager

     Bradley Doyle
     Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-02
-------------------------------------------------

          1-year                           -7.82%

          3-year                           -2.16%

          Since Fund Inception              2.31%
          (12-31-97)

The Fund's return since inception was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.
                                                                               5

Strong Large Cap Core Fund
================================================================================

Your Fund's Approach

The Strong Large Cap Core Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in the stocks of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. The Fund also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors, such as consistency of the business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. To a limited extent, the Fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. The Fund may also invest up to 25% of its net assets in foreign securities. The manager may sell a holding if its growth prospects diminish or if better investment opportunities become available.

                    Growth of an Assumed $10,000 Investment+
                            From 6-30-98 to 6-30-02

                             [CHART APPEARS HERE]

                  The Strong                       Lipper
                  Large Cap       S&P 500(R)   Large-Cap Core
                  Core Fund         Index*      Funds Index*
Jun 98             $10,000         $10,000        $10,000
Sep 98             $ 9,020         $ 9,007        $ 8,854
Dec 98             $11,250         $10,924        $10,754
Mar 99             $11,100         $11,468        $11,220
Jun 99             $12,750         $12,276        $11,841
Sep 99             $12,170         $11,511        $11,068
Dec 99             $14,553         $13,222        $12,835
Mar 00             $14,469         $13,525        $13,382
Jun 00             $13,786         $13,167        $13,077
Sep 00             $13,986         $13,039        $13,029
Dec 00             $13,215         $12,020        $11,889
Mar 01             $11,691         $10,596        $10,407
Jun 01             $12,523         $11,215        $10,962
Sep 01             $10,103         $ 9,570        $ 9,395
Dec 01             $11,734         $10,592        $10,363
Mar 02             $11,425         $10,621        $10,370
Jun 02             $10,498         $ 9,199        $ 9,082



+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the first two months of this year, the stock market was essentially in a tug-of-war between the fear of accounting issues and the reality that the economic downturn was ending. February's economic reports became increasingly positive, only to be offset by additional reports of questionable corporate accounting. The tenor of the market was one of indecision and uncertainty, rather than outright pessimism. Stock prices began to improve in March, when there was a deluge of strong economic reports and positive comments from Fed chairman Alan Greenspan. Investors shifted their attention away from the accounting issues to participating in the new economic recovery.

     In the second quarter, however, the markets went into a general decline, driven more by emotional factors than fundamental news. Economic reports continued to confirm that the economy was in a sustainable recovery. Growth slowed somewhat, but employment, income, consumer spending, and production were all on the rise. The housing market remained strong, durable goods orders continued their increase, and there were even early signs of recovery in capital spending by corporations. Even such a string of positive news was not sufficient, however, to overcome concerns about improprieties in some companies' accounting, lingering fears of terrorism, and tensions in the Middle East.

Q:   How did your Fund perform?

A: In this challenging environment, the Large Cap Core Fund was able to outperform both the S&P 500 and its peer benchmark, the Lipper Large-Cap Core Funds Index, but nonetheless posted a loss for the first half of the year.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Early in the first quarter, we reduced the Fund's investments in the technology sector. These stocks had experienced a strong rally in 2001's fourth quarter, and valuations appeared to be running too far ahead of any fundamental improvement in the sector. This step was beneficial in the second quarter, as tech stocks suffered further significant losses.

     In their place, we added to our positions in consumer-staples stocks. We based this decision on our assessment that the consumer is leading the current economic recovery, putting these stocks in a position to potentially benefit handsomely. We also emphasized healthcare stocks in the portfolio, which performed well over the period; we did not hold the major pharmaceutical firms that were hit hard over the six months. Defense-oriented stocks continued to be profitable investments for the Fund, rising on plans for increased government spending in this area.

Q:   What is your future outlook?

A: We believe there are a number of reasons to expect higher stock prices over the months ahead.

     The economy appears poised to continue to grow in the second half of the year, with additional signs of a recovery in sluggish capital spending. The Federal Reserve is unlikely to raise interest rates before late this year or sometime next, allowing the favorable interest-rate environment to persist.

     We believe that most U.S. companies have moved toward conservative accounting practices or are in the process of doing so, meaning that corporate reporting should be more transparent in quarters to come. It now appears that corporate boards, regulators, and auditors are being more assertive in seeking out any questionable reporting or potential fraud. Reforms in accounting and corporate governance are underway. In time, we believe all these steps will help to restore investor confidence in the marketplace.

     Our primary focus for the balance of this year will be to invest in the companies that we believe will be able to profit from the modest economic recovery and resulting improvement in corporate profits. We intend to remain broadly diversified, as we believe most sectors of the economy will be improving in the second half of the year. Among the sectors we believe may perform best are consumer stocks, which should benefit from the resilience of spending by individuals, and defense stocks, which are being bolstered by higher levels of military spending. Also, we believe large multinational corporations will improve along with the economies of Europe and Asia.

     We appreciate your continued investment in the Strong Large Cap Core Fund.



     Karen E. McGrath
     Portfolio Manager


Average Annual Total Returns
As of 6-30-02
--------------------------------------------------
          1-year                           -16.17%

          3-year                            -6.27%

          Since Fund Inception               1.22%
          (6-30-98)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth and Income Fund
================================================================================

Your Fund's Approach

The Strong Growth and Income Fund seeks high total return by investing for capital growth and income. The Fund, under normal conditions, focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that offer the potential for capital growth. The Fund may also invest up to 25% of its net assets in foreign-based companies, primarily through American Depositary Receipts (ADRs). The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time. To choose investments, the manager focuses on those companies that are improving their returns on invested capital. The manager utilizes fundamental analysis, such as management interviews and financial statement analysis. In addition, quantitative analysis is utilized to screen for undervalued securities, improving returns, and earnings growth. The manager may sell a holding when its fundamental qualities deteriorate. In addition, the Fund may utilize an active trading approach.

                    Growth of an Assumed $10,000 Investment +
                            From 12-29-95 to 6-30-02


                              [CHART APPEARS HERE]

                                            Lipper
            The Strong                    Large-Cap
            Growth and       S&P 500(R)   Core Funds
            Income Fund       Index*         Index*
Dec 95        $10,000        $10,000       $10,000
Jun 96        $11,556        $11,009       $10,896
Dec 96        $13,191        $12,295       $11,984
Jun 97        $15,469        $14,827       $14,114
Dec 97        $17,199        $16,395       $15,486
Jun 98        $20,447        $19,297       $18,280
Dec 98        $22,866        $21,080       $19,657
Jun 99        $25,842        $23,689       $21,644
Dec 99        $30,237        $25,515       $23,461
Jun 00        $30,395        $25,408       $23,904
Dec 00        $27,137        $23,194       $21,732
Jun 01        $23,414        $21,642       $20,038
Dec 01        $21,692        $20,440       $18,943
Jun 02        $18,893        $17,752       $16,602

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

    The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: As the year began, there was a broad expectation that the economy was on the path toward recovery. Economic data began to lift expectations of a strong first quarter as measured by GDP. But subsequently, a series of disappointments in corporate profits helped to push the broad stock market down.

    This is not to say that a recovery is not underway; we are confident that it is. But it appears that the rate of recovery is moderate. Profit recovery forecasts will have to adjust to this type of trend line before we can head higher in a sustained manner.

    In addition, many revelations regarding questionable accounting practices and other examples of poor corporate governance have reverberated through the market. The misdeeds of a relative few have led to many good companies being cast in a skeptical light. Other issues confronting the market included Middle East tensions, potential terrorist threats, and the possibility of war with Iraq.

    These issues presented challenges throughout the first half of 2002, but we believe they are now fully priced into the market. Although issues involving international terrorism and global conflict will take time to resolve, we are hopeful that these situations will stabilize somewhat in coming months. The concerns surrounding corporate governance should be easier to address. Companies have been put on notice to provide simple, transparent reported results, and it appears they are ready to comply. This outcome, in our opinion, can only be positive for investors and the markets.

Q:   How did your Fund perform?

A: The Fund outperformed its broad-based benchmark, the S&P 500 Index, for the period. We understand that this outperformance may not be of much solace, given the Fund's losses over the period. But we do believe it's notable that the Fund avoided owning the companies that most strongly exemplified the period's concerns and fears regarding corporate wrongdoing.

     Even though we avoided the stocks that drove the corporate scandals, we nonetheless suffered the impact along with most equity investors, as each new report of questionable corporate activity had negative impact on the broad market.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Our basic investment strategy is to establish a diversified portfolio of companies that exhibit superior financial results relative to their peers and market. We focus primarily on large-capitalization companies that dominate their respective markets. The Fund's team of investment professionals seeks to confirm or reject individual company financial forecasts through thorough examination of financial statements and end-market analysis. We also pay close attention to stock prices, using long-term valuation trends.

     During the six months, our investment methods led us to emphasize energy, consumer staples, hospitals, HMOs, basic materials, and defense-industry stocks. Energy stocks, particularly oil companies, benefited from stabilizing oil prices and increased demand. Our selections within the consumer staples area were often based first on attractive valuations and the prospect of improving financial performance in the face of management changes and restructuring.

     Our allocation to hospitals and HMOs was also based on attractive valuations, as well as the potential for improved returns after years of underperformance. Defense stocks have done well in the face of geopolitical concerns and heightened emphasis on defense spending in Washington.

     We de-emphasized the underperforming technology sector; demand remains weak and in some areas is continuing to deteriorate, yet valuations are still relatively high.

Q:   What is your future outlook?

A: In spite of all that has transpired during the period, we are optimistic about the prospects for an economic recovery and improved corporate profitability over the next 12 months. Does that mean that we are through with the downside? Probably not. But the markets have surely corrected much of the excess. We believe that as the economy continues to improve at a modest pace, earnings are likely to follow -- and in time, stock prices should begin to once again reflect a more positive environment.

     Thank you for your continued investment in the Strong Growth and Income
     Fund.

     Rimas M. Milaitis

     Portfolio Manager


Average Annual Total Returns
As of 6-30-02

Investor Class
-----------------------------------------------

          1-year                        -19.31%

          3-year                         -9.91%

          5-year                          4.08%

          Since Fund Inception           10.28%
          (12-29-95)

Advisor Class/1/
-----------------------------------------------

          1-year                        -19.33%

          3-year                        -10.06%

          5-year                          3.87%

          Since Fund Inception           10.05%
          (12-29-95)

Institutional Class/2/
-----------------------------------------------
          1-year                        -18.73%

          3-year                         -9.51%

          5-year                          4.36%

          Since Fund Inception           10.50%
          (12-29-95)

Class K/3/
-----------------------------------------------

          1-year                        -19.17%

          3-year                         -9.86%

          5-year                          4.12%

          Since Fund Inception           10.31%
          (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The performance of the Advisor Class shares prior to February 29, 2000, is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to February 29, 2000, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ The performance of Class K shares prior to December 31, 2001, is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Opportunity Fund
================================================================================

Your Fund's Approach

The Strong Opportunity Fund seeks capital growth. It invests, under normal conditions, primarily in stocks of medium-capitalization companies that the Fund's managers believe are underpriced, yet have attractive growth prospects. The managers base their analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. The Fund may also invest up to 25% of its net assets in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's private market value.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-85 to 6-30-02


                              [CHART APPEARS HERE]

                                           Lipper
            The Strong       Russell     Multi-Cap
            Opportunity     Midcap(R)    Core Funds
               Fund          Index*        Index*
Dec 85       $ 10,000        $10,000       $10,000
Dec 86       $ 15,990        $11,820       $11,426
Dec 87       $ 17,894        $11,847       $11,820
Dec 88       $ 20,841        $14,193       $13,264
Dec 89       $ 24,694        $17,922       $17,104
Dec 90       $ 21,903        $15,861       $16,334
Dec 91       $ 28,845        $22,446       $21,600
Dec 92       $ 33,851        $26,114       $23,615
Dec 93       $ 41,022        $29,848       $26,529
Dec 94       $ 42,325        $29,223       $26,284
Dec 95       $ 53,868        $39,292       $34,750
Dec 96       $ 63,637        $46,757       $41,863
Dec 97       $ 78,558        $60,321       $52,862
Dec 98       $ 90,724        $66,410       $62,742
Dec 99       $121,017        $78,518       $75,771
Dec 00       $131,394        $84,995       $73,243
Dec 01       $125,085        $80,215       $65,362
Jun 02       $105,314        $75,637       $57,156

 + This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Multi-Cap Core Funds Index.
    Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

    The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: In contrast to 2001, the Federal Reserve Board has had minimal impact on the tone of the market this year. Instead, stocks' direction was largely driven by an emerging crisis of confidence in corporate America. In spite of solid economic growth, investors have faced a stinging bear market.

    Even though the economy appeared to rebound very quickly from its recession, stocks posted one of their worst performances in recent memory, as corporate earnings did not recover as fast as economic growth, and investors remained skittish.

Q:  How did your Fund perform?

A: Given the breadth and depth of the market declines, the Fund was unable to distance itself from the sell-off. While the Fund has sought out solid companies at attractive valuations, the market's steep sell-off has affected a number of our holdings. The first six months of 2002 have heightened our focus on our time-tested investment process.

    The Fund was buffeted by our long-term overweightings in media, cable, and broadcasting. The fundamentals of most of our holdings in these areas remained positive. But in the face of headline-grabbing scandals among other companies in these industries -- companies that were not in the portfolio -- investors were not interested in these strong qualities and chose to sell out of these sectors, taking the good stocks down with the bad. We have carefully re-examined our holdings in all sectors, seeking to ensure that the Fund holds companies that can emerge as long-term winners once the dust settles.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's performance was hurt by its exposure to companies in sectors that felt the greatest impact of fearful investors. Wireless stocks were a prominent example, as general concerns about the telecommunications industry, capital expenditure levels, and short-term growth rates caused some longtime holdings to contribute negatively to the Fund's performance after many years of gains.

     We continued to focus on selecting and owning individual companies in the portfolio, rather than making broad bets on sectors and industries. We were able to identify companies that benefited from industry consolidation, as well as those that were able to perform well as investors sought out the relative safety of defensive growth names. Long-term holdings among hospital and managed-care companies particularly benefited from the latter trend. Leading retailers and consumer-product companies in the portfolio appreciated in value as consumer spending remained strong in the face of weak corporate expenditures.

     Stocks in the biotechnology and pharmaceuticals sectors suffered from rejections of specific applications with the Food and Drug Administration, as well as from investor skepticism about their short-term growth rates. Consistent with our investment process, we have taken the opportunity to add to selected positions in these sectors, as we believe investors' near-term fears are causing them to overlook the long-term strengths of specific companies in these areas.

Q:   What is your future outlook?

A: We believe that investor concerns over accounting and valuation techniques may have reached their peak. Despite the recent disruptions in the markets, we are still finding ample evidence that our investment process -- which has proven successful over the past 20 years -- remains valid. Specifically, we continue to see buyouts of portfolio holdings at prices that are consistent with the private market valuations we have assigned to them through our own research.

     Our investment process focuses on determining valuations for companies based on a number of characteristics. This sometimes involves using discounted cash flow valuation techniques and investing in companies with higher financial leverage. Over time, our approach has enjoyed success. In the difficult market we have faced in recent months, however, the market has taken a harsh response to these characteristics and at times applied steep discounts to companies that fit these traits. As a result, the prices of some of our holdings have incurred significant losses. Despite these issues, we have been able to keep the Fund's performance consistent with that of the S&P 500 Index. Once the market returns to a more calm, balanced tone, we believe there will be heightened potential for outperformance relative to our broad-based benchmark, the Russell Midcap/(R)/ Index.

     We appreciate your investment in the Strong Opportunity Fund.


     Richard T. Weiss
     Portfolio Co-Manager

     Ann M. Miletti
     Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-02

Investor Class
-----------------------------------------------

          1-year                        -19.56%

          3-year                         -0.80%

          5-year                          8.59%

          10-year                        13.87%

          Since Fund Inception           15.34%
          (12-31-85)

Advisor Class/1/
-----------------------------------------------

          1-year                        -19.84%

          3-year                         -1.11%

          5-year                          8.25%

          10-year                        13.51%

          Since Fund Inception           14.98%
          (12-31-85)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ The performance of the Advisor Class shares prior to February 24, 2000, is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

* The Russell Midcap/(R)/ Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                              STRONG BALANCED FUND

                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 57.5%
Aerospace - Defense 1.1%
The Boeing Company                                        12,100     $  544,500
General Dynamics Corporation                               6,500        691,275
Lockheed Martin Corporation                               22,700      1,577,650
                                                                     ----------
                                                                      2,813,425

Auto Manufacturers - Domestic 0.3%
General Motors Corporation                                12,000        641,400

Banks - Money Center 2.8%
Bank of America Corporation                               34,300      2,413,348
The Bank of New York Company, Inc.                        20,300        685,125
Citigroup, Inc.                                           80,800      3,131,000
J.P. Morgan Chase & Company                               18,500        627,520
                                                                     ----------
                                                                      6,856,993

Banks - Northeast 0.6%
North Fork Bancorporation, Inc.                           38,000      1,512,780

Banks - Super Regional 2.6%
Bank One Corporation                                      25,000        962,000
Comerica, Inc.                                            14,800        908,720
Fifth Third Bancorp                                       11,000        733,150
FleetBoston Financial Corporation                         14,200        459,370
Mellon Financial Corporation                              17,500        550,025
Wachovia Corporation                                      25,000        954,500
Wells Fargo Company                                       35,300      1,767,118
                                                                     ----------
                                                                      6,334,883

Beverages - Alcoholic 0.4%
Anheuser-Busch Companies, Inc.                            19,700        985,000

Beverages - Soft Drinks 1.2%
The Coca-Cola Company                                     51,500      2,884,000

Building - Resident/Commercial 0.5%
KB HOME                                                   21,600      1,112,616

Chemicals - Basic 0.4%
PPG Industries, Inc.                                      14,500        897,550

Chemicals - Specialty 0.5%
Praxair, Inc.                                             21,000      1,196,370

Commercial Services - Staffing 0.2%
Manpower, Inc.                                            12,800        470,400

Computer - Local Networks 0.9%
Brocade Communications Systems, Inc. (b)                  35,000        611,800
Cisco Systems, Inc. (b)                                  112,300      1,566,585
                                                                     ----------
                                                                      2,178,385

Computer - Manufacturers 1.3%
Dell Computer Corporation (b)                             42,000      1,097,880
International Business Machines Corporation               27,000      1,944,000
Sun Microsystems, Inc. (b)                                29,000        145,290
                                                                     ----------
                                                                      3,187,170

Computer - Memory Devices 0.2%
EMC Corporation (b)                                       64,000        483,200

Computer Software - Desktop 1.8%
Microsoft Corporation (b)                                 83,800      4,535,256


                                                       Shares or
                                                       Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Computer Software -
  Education/Entertainment 0.3%
Electronic Arts, Inc. (b)                                 12,900    $   852,045

Computer Software - Enterprise 0.3%
Ascential Software Corporation (b)                         2,146          5,987
Oracle Systems Corporation (b)                            88,000        833,360
                                                                    ------------
                                                                        839,347

Cosmetics - Personal Care 0.7%
Colgate Palmolive Company                                 14,200        710,710
The Gillette Company                                      32,000      1,083,840
                                                                    -----------
                                                                      1,794,550

Diversified Operations 4.6%
AOL Time Warner, Inc. (b)                                 63,000        926,730
American Standard Companies, Inc. (b)                     10,900        818,590
E.I. Du Pont de Nemours & Company                         17,500        777,000
General Electric Company                                 153,500      4,459,175
Honeywell International, Inc.                             13,700        482,651
ITT Industries, Inc.                                      14,200      1,002,520
Textron, Inc.                                              7,400        347,060
3M Co.                                                    16,000      1,968,000
United Technologies Corporation                            8,400        570,360
                                                                    -----------
                                                                     11,352,086

Electrical - Control Instruments 0.3%
Parker-Hannifin Corporation                               15,900        759,861

Electronics - Semiconductor Equipment 0.2%
Applied Materials, Inc. (b)                               27,200        517,344

Electronics - Semiconductor Manufacturing 1.5%
Intel Corporation                                         91,500      1,671,705
Maxim Integrated Products, Inc. (b)                       12,000        459,960
Micron Technology, Inc. (b)                               26,700        539,874
Texas Instruments, Inc.                                   42,000        995,400
                                                                     ----------
                                                                      3,666,939

Finance - Consumer/Commercial Loans 0.3%
MBNA Corporation                                          19,700        651,479

Finance - Investment Brokers 0.7%
Morgan Stanley, Dean Witter & Company                     39,000      1,680,120

Finance - Investment Management 0.2%
State Street Corporation                                  11,500        514,050

Finance - Mortgage & Related Services 0.7%
Federal Home Loan Mortgage Corporation                    30,000      1,836,000

Finance - Savings & Loan 0.5%
Charter One Financial, Inc.                               33,500      1,151,730

Financial Services - Miscellaneous 1.5%
American Express Company                                  44,600      1,619,872
Concord EFS, Inc. (b)                                      5,000        150,700
First Data Corporation                                    48,700      1,811,640
                                                                     ----------
                                                                      3,582,212

Food - Miscellaneous Preparation 1.4%
Kellogg Company                                           25,000        896,500
Kraft Foods, Inc. Class A                                 21,500        880,425
PepsiCo, Inc.                                             32,200      1,552,040
                                                                     ----------
                                                                      3,328,965

Insurance - Brokers 0.4%
Marsh & McLennan Companies, Inc.                          11,000      1,062,600

--------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                       Shares or
                                                       Principal      Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
Insurance - Diversified 1.3%
American International Group, Inc.                       46,200    $  3,152,226

Insurance - Property/Casualty/Title 0.5%
Chubb Corporation                                        10,600         750,480
MGIC Investment Corporation                               6,700         454,260
                                                                   ------------
                                                                      1,204,740

Leisure - Gaming 0.1%
JCC Holding Company (b)                                  34,520         274,779

Leisure - Hotels & Motels 0.2%
Starwood Hotels & Resorts Worldwide, Inc.                13,800         453,882

Leisure - Products 0.6%
Harley-Davidson, Inc.                                    29,500       1,512,465

Leisure - Services 0.3%
The Walt Disney Company                                  33,000         623,700

Leisure - Toys/Games/Hobby 0.3%
Mattel, Inc.                                             39,000         822,120

Machinery - Construction/Mining 0.2%
Caterpillar, Inc.                                        12,500         611,875

Machinery - General Industrial 0.2%
Ingersoll-Rand Company Class A                            9,300         424,638

Media - Newspapers 0.5%
Gannett Company, Inc.                                    16,200       1,229,580

Media - Radio/TV 0.9%
Viacom, Inc. Class B (b)                                 48,500       2,151,945

Medical - Drug/Diversified 1.3%
Abbott Laboratories                                      21,300         801,945
Johnson & Johnson                                        47,700       2,492,802
                                                                   ------------
                                                                      3,294,747

Medical - Ethical Drugs 3.0%
Eli Lilly & Company                                      14,100         795,240
Merck & Company, Inc.                                    24,000       1,215,360
Pfizer, Inc.                                             98,900       3,461,500
Pharmacia Corporation                                    25,000         936,250
Wyeth                                                    17,400         890,880
                                                                   ------------
                                                                      7,299,230

Medical - Health Maintenance
 Organizations 0.7%
UnitedHealth Group, Inc.                                 18,400       1,684,520

Medical - Hospitals 1.2%
HCA-The Healthcare Company                               25,500       1,211,250
Tenet Healthcare Corporation (b)                         22,600       1,617,030
                                                                   ------------
                                                                      2,828,280

Medical - Products 0.4%
Medtronic, Inc.                                          24,000       1,028,400

Medical - Wholesale Drugs/Sundries 0.4%
AmerisourceBergen Corporation                            14,400       1,094,400

Metal Ores - Miscellaneous 0.3%
Alcoa, Inc.                                              18,700         619,905

Metal Products - Fasteners 0.3%
Illinois Tool Works, Inc.                                12,300         840,090

Oil & Gas - Drilling 0.9%
ENSCO International, Inc.                                42,500       1,158,550
Rowan Companies, Inc.                                    51,000       1,093,950
                                                                   ------------
                                                                      2,252,500

Oil & Gas - International Integrated 3.3%
ChevronTexaco Corporation                                19,600       1,734,600
Exxon Mobil Corporation                                 113,000       4,623,960
Royal Dutch Petroleum Company                            30,700       1,696,789
                                                                   ------------
                                                                      8,055,349

Oil & Gas - Machinery/Equipment 0.4%
Baker Hughes, Inc.                                       27,000         898,830

Oil & Gas - United States
 Exploration & Production 0.4%
Anadarko Petroleum Corporation                           19,300         951,490

Paper & Paper Products 1.1%
International Paper Company                              33,700       1,468,646
Kimberly-Clark Corporation                                8,900         551,800
Temple-Inland, Inc.                                       9,700         561,242
                                                                   ------------
                                                                      2,581,688

Retail - Consumer Electronics 0.2%
Best Buy Company, Inc. (b)                               14,500         526,350

Retail - Department Stores 0.2%
Federated Department Stores, Inc. (b)                    15,200         603,440

Retail - Major Discount Chains 2.3%
Target Corporation                                       39,800       1,516,380
Wal-Mart Stores, Inc.                                    74,500       4,098,245
                                                                   ------------
                                                                      5,614,625

Retail - Restaurants 1.1%
Starbucks Corporation (b)                                31,000         770,350
Wendy's International, Inc.                              35,000       1,394,050
Yum! Brands, Inc. (b)                                    20,000         585,000
                                                                   ------------
                                                                      2,749,400

Retail/Wholesale - Building Products 1.0%
The Home Depot, Inc.                                     43,500       1,597,755
Lowe's Companies, Inc.                                   21,500         976,100
                                                                   ------------
                                                                      2,573,855

Retail/Wholesale - Office Supplies 0.3%
Staples, Inc. (b)                                        41,300         813,610

Soap & Cleaning Preparations 1.0%
The Procter & Gamble Company                             27,000       2,411,100

Telecommunications - Equipment 0.3%
Motorola, Inc.                                           55,000         793,100

Telecommunications - Services 1.4%
BellSouth Corporation                                    12,000         378,000
SBC Communications, Inc.                                 46,500       1,418,250
Verizon Communications, Inc.                             39,400       1,581,910
                                                                   ------------
                                                                      3,378,160

Tobacco 0.8%
Philip Morris Companies, Inc.                            46,000       2,009,280

Transportation - Air Freight 0.3%
FedEx Corporation                                        11,700         624,780

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                     Shares or
                                                     Principal       Value
                                                       Amount       (Note 2)
-------------------------------------------------------------------------------
Utility - Electric Power 1.4%
Dominion Resources, Inc.                                 16,300    $  1,079,061
Public Service Enterprise Group, Inc.                    25,000       1,082,500
TXU Corporation                                          25,000       1,288,750
                                                                   ------------
                                                                      3,450,311
-------------------------------------------------------------------------------
Total Common Stocks (Cost $124,162,031)                             141,118,146
-------------------------------------------------------------------------------
Warrants 0.0%
Aladdin Gaming Enterprises, Inc.,
 Expire 3/01/10 (Acquired 2/20/01-5/16/01;
 Cost $370) (g)                                          37,000             370
MEDIQ, Inc., Expire 6/01/09
 (Acquired 5/21/98; Cost $0) (g)                          3,750              38
-------------------------------------------------------------------------------
Total Warrants (Cost $370)                                                  408
-------------------------------------------------------------------------------
Preferred Stocks 0.1%
Rural Cellular Corporation 12.25%
 Junior Exchangeable                                      1,959         181,208
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $1,894,625)                                181,208
-------------------------------------------------------------------------------
Corporate Bonds 22.7%
@Entertainment, Inc. Senior Discount
 Notes,Series B, Zero %, Due 2/01/09
 (Rate Reset Effective 2/01/04) (d)                   $ 500,000          90,000
AKI, Inc. Senior Notes, 10.50%, Due 7/01/08             300,000         286,875
AOL Time Warner, Inc. Notes, 5.625%,
 Due 5/01/05                                            375,000         368,191
APCOA, Inc. Senior Subordinated Notes,
 14.00%, Due 12/15/06 (d)                             1,772,700       1,659,690
AT&T Corporation Notes, 6.00%, Due 3/15/09            1,000,000         791,230
Adelphia Communications Corporation Senior
 Notes:
 10.25%, Due 6/15/11
 (Defaulted Effective 5/31/02)                          260,000         107,900
 10.875%, Due 10/01/10
 (Defaulted Effective 5/31/02)                           65,000          26,000
Advanced Medical Optics, Inc. Senior
 Subordinated Notes,  9.25%, Due 7/15/10 (d)            150,000         148,875
Aladdin Gaming Holdings LLC/Aladdin
 Capital Corporation Senior Discount Notes,
 Zero %, Due 3/01/10 (Rate Reset
 Effective 3/01/03) (Defaulted Effective 9/21/01)     3,700,000         111,000
Alliance Gaming Corporation Senior
 Subordinated Notes, Series B, 10.00%,
 Due 8/01/07                                            250,000         261,250
Allied Waste North America, Inc.
 Senior Secured Notes, 8.875%, Due 4/01/08              565,000         556,525
The Allstate Corporation Senior Notes, 5.375%,
 Due 12/01/06                                           895,000         920,750
American Seafood Group LLC Senior
 Subordinated Notes, 10.125%, Due 4/15/10 (d)           105,000         106,575
Ameristar Casinos, Inc. Senior Subordinated
 Notes, 10.75% Due 2/15/09                              260,000         280,150
Amkor Technology, Inc. Senior Notes, 9.25%,
 Due 2/15/08                                            135,000         110,700
Anchor Gaming Senior Subordinated Notes, 9.875%,
 Due 10/15/08                                           125,000         147,188
Argosy Gaming Company Senior Subordinated Notes,
 9.00%, Due 9/01/11                                     210,000         216,563
Associated Materials, Inc., Senior Subordinated
 Notes, 9.75%, Due 4/15/12 (d)                           50,000          51,500
Avencia Group PLC Yankee Notes, 11.00%,
 Due 7/01/09                                            450,000         450,000
Avista Corporation Senior Notes, 9.75%,
 Due 6/01/08                                            265,000         278,443
Bank of America Corporation Subordinated Notes,
 7.40%, Due 1/15/11                                     650,000         713,019
Beazer Homes USA, Inc. Senior Notes, 8.375%,
 Due 4/15/12 (d)                                         90,000          91,350
Boyd Gaming Corporation Senior Subordinated
 Notes, 8.75%, Due 4/15/12 (d)                           60,000          60,600
Buffets, Inc. Senior Subordinated Notes,
 11.25%, Due 7/15/10 (d)                                110,000         110,550
Burns Philp Capital Property, Ltd. Senior
 Subordinated Notes, 9.75%, Due 7/15/12 (d)              90,000          89,550
CP Ships, Ltd. Senior Notes, 10.375%,
 Due 7/15/12 (d) (f)                                    260,000         257,400
Calpine Canada Energy Finance ULC
 Guaranteed Senior Yankee Notes, 8.50%,
 Due 5/01/08                                            295,000         203,550
Calpine Corporation Senior Notes, 8.50%,
 Due 2/15/11                                            320,000         216,000
Charter Communications Holdings LLC/Charter
 Communications Holdings Capital Corporation
 Senior Notes, 10.00%, Due 4/01/09                      625,000         428,125
Chattem, Inc. Senior Subordinated Notes,
 8.875%, Due 4/01/08                                    280,000         284,200
Chesapeake Energy Corporation Senior Notes,
 8.125%, Due 4/01/11                                     95,000          93,813
Chumash Casino & Resort Enterprise Senior Notes,
 9.00%, Due 7/15/10 (d)                                 110,000         111,925
Citigroup, Inc. Notes, 5.50%, Due 8/09/06               975,000       1,007,349
Clark Refining & Marketing, Inc. Senior Notes,
 8.375%, Due 11/15/07                                   180,000         175,500
Clear Channel Communications, Inc. Senior Notes,
 8.00%, Due 11/01/08                                    120,000         119,100
Coinmach Corporation Senior Notes, 9.00%,
 Due 2/01/10 (d)                                        280,000         285,600
Collins & Aikman Floorcoverings, Inc. Senior
 Subordinated Notes, 9.75%, Due 2/15/10 (d)              85,000          87,125
Comcast Cable Communications, Inc. Senior Notes,
 7.125%, Due 6/15/13                                    365,000         329,542
Corrections Corporation Senior Notes,
 9.875%, Due 5/01/09 (d)                                 70,000          72,450
D.R. Horton, Inc. Senior Notes, 10.50%,
 Due 4/01/05                                            335,000         357,613
DaimlerChrysler North America Holding
 Corporation Medium-Term Notes, Tranche #1,
 7.375%, Due 9/15/06                                    960,000       1,034,770
DaimlerChrysler North America Holding
 Corporation Notes, 7.75%, Due 1/18/11                1,040,000       1,118,853
Dana Corporation Notes, 9.00%, Due 8/15/11               85,000          84,150
Detroit Edison Company Senior Notes, 6.125%,
 Due 10/01/10                                           615,000         614,143
Dominion Resources, Inc. Notes, 6.25%,
 Due 6/30/12                                            370,000         370,405
ESAT Telecom Group PLC Senior Yankee Notes,
 Series B, 11.875%, Due 12/01/08                      1,110,000       1,261,708
Earle M Jorgensen Company Senior Secured Notes,
 9.75%, Due 6/01/12 (d)                                 105,000         103,950
Echostar Broadband Corporation Senior Notes,
 10.375%, Due 10/01/07                                  370,000         355,200
El Paso Energy Corporation Medium-Term Notes,
 6.95%, Due 12/15/07                                  1,265,000       1,251,671
Emmis Communications Corporation Senior
 Subordinated Notes, Series B, 8.125%,
 Due 3/15/09                                            160,000         156,800

--------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                         Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Encore Acquisition Company Senior
  Subordinated Notes, 8.375%, Due 6/15/12 (d)           $   85,000   $   85,638
Extendicare Health Services, Inc. Senior Notes,
  9.50%, Due 7/01/10 (d)                                   110,000      110,688
FirstEnergy Corporation Notes, Series A,
  5.50%, Due 11/15/06                                      445,000      436,027
Fleming Companies, Inc. Senior Notes, 9.25%,
  Due 6/15/10                                              260,000      257,400
Flextronics International, Ltd. Senior
  Subordinated Yankee Notes, 9.875%,
  Due 7/01/10                                              240,000      252,000
Florida Power & Light Company First Mortgage
  Notes, 6.875%, Due 12/01/05                            2,045,000    2,183,465
Foamex LP/Foamex Capital Corporation Senior
  Secured Notes, 10.75%, Due 4/01/09 (d)                   110,000      112,750
Ford Motor Credit Company Bonds, 7.375%,
  Due 2/01/11                                            1,115,000    1,131,153
Ford Motor Credit Company Notes, 7.60%,
  Due 8/01/05                                            1,050,000    1,103,145
Fox Family Worldwide, Inc. Senior Notes, 9.25%,
  Due 11/01/07                                             285,000      302,813
Fresenius Medical Care Capital Trust II Units,
  7.875%, Due 2/01/08                                      375,000      338,438
General Electric Capital Corporation
  Medium-Term Notes, Series A, 5.375%,
  Due 3/15/07                                              855,000      875,344
General Electric Capital Corporation
  Medium-Term Notes, Series A, 5.875%,
  Due 2/15/12                                            1,750,000    1,736,333
General Motors Acceptance Corporation Notes:
  6.875%, Due 9/15/11                                      650,000      646,418
  7.50%, Due 7/15/05                                     1,665,000    1,775,679
Georgia-Pacific Corporation Senior Notes,
  8.125%, Due 5/15/11                                      130,000      124,614
HCA-The Healthcare Company Notes, 8.75%,
  Due 9/01/10                                              420,000      474,660
Hanover Equipment Trust Senior Secured Notes,
  8.75%, Due 9/01/11 (d)                                   200,000      184,000
Hercules, Inc. Senior Notes, 11.125%,
  Due 11/15/07                                             175,000      196,875
Host Marriott LP Senior Notes, 9.50%,
  Due 1/15/07 (d)                                          600,000      608,250
Household Finance Corporation Notes, 7.00%,
  Due 5/15/12                                              765,000      762,020
Huntsman International LLC Senior
  Notes, 9.875%, Due 3/01/09 (d)                           170,000      171,275
IMC Global, Inc. Senior Notes, Series B, 11.25%,
  Due 6/01/11                                              280,000      303,800
Insight Communications, Inc. Senior Discount
  Notes, Zero %, Due 2/15/11 (Rate Reset
  Effective 2/15/06)                                       285,000      115,425
Insight Health Services Corporation Senior
   Subordinated Notes, 9.875%, Due 11/01/11                 65,000       65,650
International Game Technology Senior Notes,
   8.375%, Due 5/15/09                                     425,000      450,500
Jazz Casino Company LLC Floating Rate Senior
   Notes, 4.605%, Due 3/31/08                              139,267      112,110
John Hancock Financial Services, Inc. Senior
   Notes, 5.625%, Due 12/01/08                             905,000      922,417
John Q Hamons Hotels LP/John Q Hamons
   Hotels Finance Corporation First Mortgage
   Notes, 8.875%, Due 5/15/12 (d)                          205,000      201,925
Johnsondiversey, Inc. Senior Subordinated Notes,
   9.625%, Due 5/15/12 (d)                                 140,000      147,000
Jostens, Inc. Senior Subordinated Notes, 12.75%,
   Due 5/01/10                                             300,000      337,500
Kansas City Southern Railway Company Senior
  Notes, 7.50%, Due 6/15/09 (d)                            265,000       266,656
Kraft Foods, Inc. Notes, 5.625%, Due 11/01/11            1,315,000     1,305,479
Kroger Company Notes, 6.75%, Due 4/15/12                   480,000       497,823
L-3 Communications Corporation Senior
  Subordinated Notes, Series B, 8.00%,
  Due 8/01/08                                              190,000       191,425
Lear Corporation Senior Notes, Series B, 8.11%,
  Due 5/15/09                                              135,000       138,592
Lone Star Technologies, Inc. Senior Subordinated
  Notes, Series B, 9.00%, Due 6/01/11                      150,000       144,000
Lyondell Chemical Company Senior Secured Notes:
  Series A, 9.625%, Due 5/01/07                            195,000       186,713
  Series B, 9.875%, Due 5/01/07                            150,000       144,000
MEDIQ, Inc. Senior Discount Debentures,
  Zero %, Due 6/01/09 (Rate Reset Effective
  6/01/03) (Defaulted Effective 1/23/01)                 3,750,000             4
Magnum Hunter Resources, Inc. Senior Notes,
  9.60%, Due 3/15/12 (d)                                   190,000       196,650
Marathon Oil Corporation Notes, 6.125%,
  Due 3/15/12                                              625,000       623,111
Metaldyne Corporation Senior Subordinated
  Notes, 11.00%, Due 6/15/12 (d)                           220,000       215,600
MidAmerican Energy Holdings Company Senior
  Notes, 7.23%, Due 9/15/05                              1,000,000     1,059,451
Mirant Americas Generation, Inc. Senior Notes,
  8.30%, Due 5/01/11                                       275,000       215,875
Nextmedia Operating, Inc. Senior Subordinated
  Notes, 10.75%, Due 7/01/11                               110,000       111,650
Owens-Brockway Glass Container, Inc. Senior
  Secured Notes, 8.875%, Due 2/15/09 (d)                   325,000       326,625
PCA LLC/PCA Finance Corporation Senior
  Notes, 11.875%, Due 8/01/09 (d)                          110,000       109,450
PNC Funding Corporation Subordinated Notes,
  6.125%, Due 2/15/09                                      700,000       707,272
PPL Electric Utilities Corporation Senior Bonds
 5.875%, Due 8/15/07                                       860,000       882,664
PRIMEDIA, Inc. Senior Notes, 8.875%,
  Due 5/15/11                                              255,000       192,525
Panamsat Corporation Notes, 6.375%,
  Due 1/15/08                                              350,000       317,217
Park Place Entertainment Corporation Senior
  Subordinated Notes, 8.875%, Due 9/15/08                  435,000       449,681
Pennsylvania National Gaming, Inc. Senior Notes,
  8.875%, Due 3/15/10                                      225,000       223,313
Playtex Products, Inc. Senior Subordinated Notes,
  9.375%, Due 6/01/11                                      130,000       138,450
Premier International Foods PLC Senior Yankee
  Notes, 12.00%, Due 9/01/09                               325,000       354,250
Qwest Capital Funding, Inc. Guaranteed Notes,
  6.25%, Due 7/15/05                                       225,000       138,375
Qwest Communications International, Inc. Senior
  Notes, Series B, 7.50%, Due 11/01/08                     305,000       183,000
Qwest Corporation Notes, 8.875%,
  Due 3/15/12 (d)                                          310,000       277,450
RailAmerica Transportation Corporation Senior
  Subordinated Notes, 12.875%, Due 8/15/10                 130,000       143,650
Regal Cinemas, Inc. Senior Subordinated Notes,
  9.375%, Due 2/01/12 (d)                                  130,000       135,200
Riverwood International Corporation Senior
  Notes, 10.625%, Due 8/01/07                              360,000       380,700
SC International Services, Inc. Senior
  Subordinated Notes, 9.25%, Due 9/01/07                    45,000        37,350
Salomon Smith Barney Holdings, Inc. Senior
  Notes, 5.875%, Due 3/15/06                             1,010,000     1,056,422

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                         Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Service Corporation International Notes, 7.70%,
  Due 4/15/09                                             $240,000    $  226,800
Solectron Corporation Senior Notes, 9.625%,
  Due 2/15/09                                              120,000       109,800
Spanish Broadcasting System, Inc. Senior
  Subordinated Notes, 9.625%, Due 11/01/09                 450,000       465,750
Sprint Capital Corporation Notes, 6.00%,
  Due 1/15/07                                              545,000       425,022
Standard Pacific Corporation Senior Notes, 9.25%,
  Due 4/15/12                                              105,000       106,050
Steel Dynamics, Inc. Senior Notes, 9.50%,
  Due 3/15/09 (d)                                           50,000        53,000
Stewart Enterprises, Inc. Senior Subordinated
  Notes, 10.75%, Due 7/01/08                               105,000       116,550
Sumitomo Mitsui Banking Corporation
  Subordinated Notes, 8.00%, Due 6/15/12                   370,000       373,659
Swift Energy Company Senior Notes, 9.375%,
  Due 5/01/12                                               75,000        71,063
TXU Corporation Senior Notes, 6.375%,
  Due 6/15/06                                              990,000     1,019,284
TeleCorp PCS, Inc. Senior Subordinated Notes,
  10.625%, Due 7/15/10                                     370,000       343,175
Tesoro Escrow Corporation Senior Notes, 9.625%,
  Due 4/01/12 (d)                                          110,000       101,200
Texas Eastern Transmission Corporation Notes,
  5.25%, Due 7/15/07                                       320,000       319,782
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                            300,000       306,000
Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated Notes,
  Series F, 9.625%, Due 11/15/07                           405,000       416,138
Triton PCS, Inc. Senior Subordinated Discount
  Notes, Zero %, Due 5/01/08 (Rate Reset Effective
  5/01/03)                                                 150,000        93,750
Triton PCS, Inc. Senior Subordinated Notes, 8.75%,
  Due 11/15/11                                             225,000       139,500
UCAR Finance, Inc. Senior Notes, 10.25%,
  Due 2/15/12 (d)                                          225,000       230,625
United Rentals North America, Inc. Senior Notes,
  Series B, 10.75%, Due 4/15/08                            310,000       333,250
Verizon Global Funding Corporation Medium-Term
  Notes, Tranche #72, 7.60%, Due 3/15/07                   785,000       860,464
Vertis, Inc. Senior Notes, 10.875%, Due 6/15/09 (d)        260,000       259,350
Von Hoffman Corporation Senior Notes, 10.25%,
  Due 3/15/09 (d)                                          170,000       175,100
Washington Mutual Inc. Senior Notes, 5.625%,
  Due 1/15/07                                              870,000       882,045
Waste Management, Inc. Senior Notes, 7.375%,
  Due 8/01/10                                              105,000       109,192
Wells Fargo & Company Corporation Senior Notes,
  5.125%, Due 2/15/07                                      820,000       830,485
Westar Energy, Inc. First Mortgage Notes, 7.875%,
  Due 5/01/07 (d)                                          135,000       134,255
Westport Resources Corporation Guaranteed Notes,
  8.25%, Due 11/01/11                                      280,000       288,400
WorldCom, Inc. Notes, 7.50%, Due 5/15/11
  (Defaulted Effective 6/27/02)                            110,000        17,050
WorldCom, Inc. Variable Rate Notes, 7.375%,
  Due 1/15/11 (Remarketing Date 1/15/03)
  (Defaulted Effective 6/27/02) (d)                        295,000        59,000
Xerox Corporation Senior Notes, 9.75%,
  Due 1/15/09 (d)                                          155,000       127,873
Yell Finance BV Senior Yankee Notes, 10.75%,
  Due 8/01/11                                              240,000       262,800
Yum! Brands, Inc. Notes, 7.70%, Due 7/01/12                265,000       266,325
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $61,389,184)                              55,814,088
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 5.4%
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates
  Series 1995-MD4, Class A-1, 7.10%,
  Due 8/13/29                                            1,444,408     1,549,853
  Series 1996-MD6, Class A-1B, 6.88%,
  Due 11/13/29                                           2,035,000     2,139,572
Chase Funding Trust Variable Rate Mortgage
  Loan Asset-Backed Certificates, Series 2001-4,
  Class 1A-1, 2.39%, Due 4/25/16                           767,910       768,533
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G,
  Class A-Z1, 9.50%, Due 12/25/21                           58,300        58,318
Citibank Credit Card Issuance Trust Notes,
  Series 2001-A8, Class A8, 4.10%, Due 12/07/06          1,800,000     1,824,075
Community Program Loan Trust Bonds,
  Series 1987, Class A-4, 4.50%, Due 10/01/18            2,817,998     2,735,983
First Franklin Mortgage Loan Trust Variable
  Rate Asset-Backed Certificates, Series 2002-FF1,
  Class I-A-2, 3.79%, Due 4/25/32                        1,435,000     1,445,763
Holmes Financing Number 1 PLC Floating Rate
  Notes, Series 1, Class 1A, 2.12%, Due 7/15/05            750,000       754,453
Topsail CBO, Ltd. Subordinated Bonds, Series 1A,
  Class C, 10.90%, Due 4/23/13 (Acquired 3/30/01;
  Cost $688,200) (g)                                       750,000       410,625
Volkswagen Credit Auto Master Owner Trust
  Floating Rate Loan-Backed Notes, Series 2000-1,
  Class A, 1.9938%, Due 8/20/07                          1,650,000     1,656,402
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $13,371,619)                          13,343,577
--------------------------------------------------------------------------------
United States Government &
  Agency Issues 10.3%
FHLMC Adjustable Rate Participation Certificates,
  Pool #865469, 7.263%, Due 8/01/25                        547,413       569,645
FHLMC Guaranteed Mortgage Pass-Thru
  Certificates:
  6.00%, Due 7/15/21                                     2,065,000     2,118,913
  6.50%, Due 1/15/21                                     1,100,000     1,141,524
  10.25%, Due 3/01/15                                       65,969        73,328
  10.50%, Due 1/01/16                                        7,871         8,940
FHLMC Notes:
  4.875%, Due 3/15/07                                      400,000       409,284
  6.00%, Due 6/15/11                                     3,300,000     3,460,628
FNMA Guaranteed Mortgage Adjustable Rate
  Mortgage Certificates, Pool #538435, 5.956%,
  Due 7/01/26                                            2,902,500     3,016,812
FNMA Guaranteed Mortgage Pass-Thru
  Certificates, 6.96%, Due 1/01/07                       2,116,400     2,293,772
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust,
  Series 2002-T1,Class A4, 9.50%, Due 11/25/31           1,360,399     1,524,922
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates, Series G92-61, Class FJ, 3.823%,
  Due 10/25/22                                             330,959       332,976
FNMA Notes:
  4.375%, Due 10/15/06                                   1,185,000     1,192,649
  5.50%, Due 2/15/06                                     2,060,000     2,164,539
  6.00%, Due 5/15/08                                       910,000       970,860

--------------------------------------------------------------------------------
                        STRONG BALANCED FUND (continued)

                                                         Shares or
                                                         Principal       Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 12/15/07                                   $  527,565  $   555,364
  9.00%, Due 12/15/17                                    1,908,671     2,110,755
United States Treasury Notes:
  4.375%, Due 5/15/07                                      555,000       562,805
  4.875%, Due 2/15/12                                    2,900,000     2,911,782
--------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $24,856,678)                                    25,419,498
--------------------------------------------------------------------------------
Short-Term Investments (a) 3.9%
Corporate Bonds 0.1%
Hyperion Telecommunications, Inc. Senior
  Discount Notes, Series B, 13.00%,
  Due 4/15/03 (Defaulted Effective 3/04/02)              1,300,000           130
Oregon Steel Mills, Inc. First Mortgage Notes,
  11.00%, Due 6/15/03                                      150,000       150,750
                                                                    ------------
                                                                         150,880

Money Market Funds   2.0%
Strong Heritage Money Fund - Institutional
  Class (h)                                              5,000,000     5,000,000

Repurchase Agreements 0.9%
ABN AMRO Inc. (Dated 6/28/02), 1.91%,
  Due 7/01/02 (Repurchase Proceeds $800,127);
  Collateralized by: United States Government &
  Agency Issues (e)                                     $  800,000       800,000
State Street Bank (Dated 6/28/02), 1.50%,
  Due 7/01/02 (Repurchase Proceeds $1,435,379);
  Collateralized by: United States Government &
  Agency Issues (e)                                      1,435,200     1,435,200
                                                                    ------------
                                                                       2,235,200

United States Government & Agency
  Issues 0.9%
FNMA Notes, 6.75%, Due 8/15/02                           1,975,000     1,986,601
United States Treasury Bills, Due 8/29/02 (c)              100,000        99,738
                                                                    ------------
                                                                       2,086,339
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $10,575,696)                        9,472,419
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $236,250,203) 99.9%           $245,349,344
Other Assets and Liabilities, Net 0.1%                                   321,745
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $245,671,089
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying       Unrealized
                                    Expiration     Face Amount     Appreciation/
                                       Date         at Value      (Depreciation)
--------------------------------------------------------------------------------
Purchased:
75 Five-Year U.S. Treasury Notes       9/02         $8,056,641       $146,166
16 Two-Year U.S. Treasury Notes        9/02          3,359,250         32,682

Sold:
35 Ten-Year U.S. Treasury Notes        9/02          3,753,203        (63,322)


                           STRONG BALANCED ASSET FUND
                                                         Shares or
                                                         Principal        Value
                                                           Amount       (Note 2)
--------------------------------------------------------------------------------
Common Stocks 63.6%
Aerospace - Defense 0.6%
Raytheon Company                                             1,200      $ 48,900

Auto Manufacturers - Domestic 0.6%
General Motors Corporation                                     840        44,898

Banks - Money Center 4.2%
Bank of America Corporation                                    850        59,806
The Bank of New York Company, Inc.                           1,900        64,125
Citigroup, Inc.                                              2,700       104,625
J.P. Morgan Chase & Company                                  3,030       102,778
                                                                        --------
                                                                         331,334

Banks - Super Regional 2.9%
FleetBoston Financial Corporation                            1,600        51,760
KeyCorp                                                      1,600        43,680
U.S. Bancorp                                                 2,600        60,710
Wells Fargo Company                                          1,500        75,090
                                                                        --------
                                                                         231,240

Beverages - Alcoholic 0.5%
Constellation Brands, Inc. Class A (b)                       1,200        38,400

Beverages - Soft Drinks 1.4%
The Coca-Cola Company                                        2,000       112,000

Chemicals - Basic 0.4%
FMC Corporation (b)                                          1,000        30,170

Chemicals - Specialty 0.5%
Air Products & Chemicals, Inc.                                 800        40,376

Commercial Services - Miscellaneous 0.5%
ARAMARK Corporation Class B (b)                              1,600        40,000

Computer - Local Networks 0.3%
Cisco Systems, Inc. (b)                                      1,900        26,505
Computer - Manufacturers 1.1%
International Business Machines Corporation                  1,100        79,200
Sun Microsystems, Inc. (b)                                   2,000        10,020
                                                                        --------
                                                                          89,220

Computer - Memory Devices 0.3%
EMC Corporation (b)                                          3,100        23,405

Computer Software - Desktop 2.0%
Microsoft Corporation (b)                                    2,900       156,948

Computer Software - Enterprise 1.0%
Oracle Systems Corporation (b)                               5,000        47,350
VERITAS Software Corporation (b)                             1,600        31,664
                                                                        --------
                                                                          79,014

Computer Software - Security 0.2%
Check Point Software Technologies, Ltd. (b)                    900        12,204

Diversified Operations 4.3%
Agilent Technologies, Inc. (b)                               1,700        40,205
AOL Time Warner, Inc. (b)                                    3,500        51,485
E.I. Du Pont de Nemours & Company                            1,100        48,840
General Electric Company                                     5,100       148,155
3M Co.                                                         200        24,600
United Technologies Corporation                                450        30,555
                                                                        --------
                                                                         343,840

Electronics - Military Systems 0.3%
Herley Industries, Inc. (b)                                  1,300        27,573

Electronics - Miscellaneous Components 0.3%
Technitrol, Inc.                                             1,000        23,300

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG BALANCED ASSET FUND (continued)

                                                  Shares or
                                                  Principal           Value
                                                   Amount            (Note 2)
------------------------------------------------------------------------------
Electronics - Semiconductor Manufacturing 2.0%
Intel Corporation                                   3,700            $ 67,599
Micron Technology, Inc. (b)                         1,300              26,286
Texas Instruments, Inc.                             2,600              61,620
                                                                     --------
                                                                      155,505

Electronics Products - Miscellaneous 0.1%
Sanmina-SCI Corporation (b)                         1,500               9,465

Energy - Other 0.5%
Arch Coal, Inc.                                     1,600              36,336

Finance - Investment Brokers 0.8%
Merrill Lynch & Company, Inc.                       1,600              64,800

Finance - Investment Management 0.9%
T. Rowe Price Group, Inc.                           1,100              36,168
Waddell & Reed Financial, Inc. Class A              1,400              32,088
                                                                     --------
                                                                       68,256

Financial Services - Miscellaneous 0.8%
American Express Company                            1,800              65,376

Food - Meat Products 0.6%
Tyson Foods, Inc. Class A                           2,900              44,979

Food - Miscellaneous Preparation 0.7%
General Mills, Inc.                                 1,200              52,896

Household - Appliances 0.3%
Maytag Corporation                                    500              21,325

Insurance - Accident & Health 0.5%
UnumProvident Corporation                           1,600              40,720

Insurance - Brokers 0.2%
Aon Corporation                                       500              14,740

Insurance - Diversified 2.1%
American International Group, Inc.                  1,600             109,168
Prudential Financial, Inc. (b)                      1,700              56,712
                                                                     --------
                                                                      165,880

Insurance - Life 0.3%
Lincoln National Corporation                          600              25,200

Insurance - Property/Casualty/Title 0.3%
The Allstate Corporation                              700              25,886

Leisure - Movies & Related 0.3%
Regal Entertainment Group Class A (b)               1,200              27,984

Leisure - Toys/Games/Hobby 0.2%
Mattel, Inc.                                          800              16,864

Machinery - Farm 0.8%
AGCO Corporation (b)                                  900              17,550
Deere & Company                                       900              43,110
                                                                     --------
                                                                       60,660

Media - Radio/TV 0.9%
Viacom, Inc. Class B (b)                            1,700              75,429

Medical - Biomedical/Genetics 0.5%
Amgen, Inc. (b)                                       300              12,564
Biogen, Inc. (b)                                      400              16,572
Immunex Corporation (b)                               600              13,404
                                                                     --------
                                                                       42,540

Medical - Drug/Diversified 1.4%
Abbott Laboratories                                   400              15,060
Johnson & Johnson                                   1,800              94,068
                                                                     --------
                                                                      109,128

Medical - Ethical Drugs 4.4%
Bristol-Myers Squibb Company                        1,900              48,830
Merck & Company, Inc.                               1,500              75,960
Pfizer, Inc.                                        3,900             136,500
Pharmacia Corporation                               1,200              44,940
Wyeth                                                 900              46,080
                                                                     --------
                                                                      352,310

Medical - Generic Drugs 0.5%
Andrx Group (b)                                       600              16,182
Taro Pharmaceutical Industries, Ltd. (b)              900              22,068
                                                                     --------
                                                                       38,250

Medical - Health Maintenance
 Organizations 0.7%
Anthem, Inc. (b)                                      300              20,244
Health Net, Inc. (b)                                1,400              37,478
                                                                     --------
                                                                       57,722

Medical - Nursing Homes 0.3%
Kindred Healthcare, Inc. (b)                          600              26,778

Medical - Outpatient/Home Care 0.6%
HEALTHSOUTH Corporation (b)                         3,900              49,881

Medical - Products 1.0%
Cambrex Corporation                                   700              28,070
Medtronic, Inc.                                     1,200              51,420
                                                                     --------
                                                                       79,490

Metal Processing & Fabrication 0.4%
Schering-Plough Corporation                         1,200              29,520

Oil & Gas - Drilling 0.2%
Nabors Industries, Ltd. (b)                           400              14,060

Oil & Gas - International Integrated 3.9%
ChevronTexaco Corporation                             600              53,100
Conoco, Inc.                                        1,300              36,140
Exxon Mobil Corporation                             3,800             155,496
Royal Dutch Petroleum Company                       1,200              66,324
                                                                     --------
                                                                      311,060

Oil & Gas - Refining/Marketing 0.8%
El Paso Corporation                                 1,500              30,915
Valero Energy Corporation                             800              29,936
                                                                     --------
                                                                       60,851

Oil & Gas - United States
 Exploration & Production 0.4%
Devon Energy Corporation                              700              34,496

Paper & Paper Products 0.5%
MeadWestvaco Corporation                            1,100              36,916

Pollution Control - Services 1.4%
Allied Waste Industries, Inc. (b)                   3,000              28,800
Casella Waste Systems, Inc. (b)                     3,000              36,030
Waste Management, Inc.                              1,700              44,285
                                                                     --------
                                                                      109,115

Retail - Apparel/Shoe 0.3%
American Eagle Outfitters, Inc. (b)                 1,100              23,254

Retail - Department Stores 0.3%
Federated Department Stores, Inc. (b)                 700              27,790

--------------------------------------------------------------------------------
                     STRONG BALANCED ASSET FUND (continued)

                                                            Shares or
                                                            Principal    Value
                                                             Amount     (Note 2)
--------------------------------------------------------------------------------
Retail - Drug Stores 0.5%
CVS Corporation                                               1,200   $   36,720

Retail - Home Furnishings 0.5%
Rent-A-Center, Inc. (b)                                         700       40,607

Retail - Major Discount Chains 1.8%
Wal-Mart Stores, Inc.                                         2,600      143,026

Retail - Restaurants 1.1%
McDonald's Corporation                                        3,000       85,350

Retail/Wholesale - Building Products 1.2%
The Home Depot, Inc.                                          1,800       66,114
Lowe's Companies, Inc.                                          700       31,780
                                                                       ---------
                                                                          97,894
Soap & Cleaning Preparations 1.2%
The Procter & Gamble Company                                  1,100       98,230

Telecommunications - Cellular 0.2%
AT&T Wireless Services, Inc. (b)                              2,300       13,455

Telecommunications - Services 2.2%
AT&T Corporation                                              2,100       22,470
BellSouth Corporation                                         1,000       31,500
SBC Communications, Inc.                                      2,000       61,000
Sprint Corporation                                            1,100       11,671
Verizon Communications, Inc.                                  1,300       52,195
                                                                       ---------
                                                                         178,836

Tobacco 0.7%
Philip Morris Companies, Inc.                                 1,200       52,416

Transportation - Rail 0.2%
Florida East Coast Industries, Inc. Class A                     700       17,710

Transportation - Services 0.2%
Pacer International, Inc. (b)                                 1,000       17,240

Transportation - Truck 0.7%
J.B. Hunt Transport Services, Inc. (b)                          900       26,568
Yellow Corporation (b)                                          900       29,160
                                                                       ---------
                                                                          55,728
Trucks & Parts - Heavy Duty 0.5%
Navistar International Corporation (b)                        1,200       38,400

Utility - Electric Power 1.3%
Dominion Resources, Inc.                                        500       33,100
FirstEnergy Corporation                                       1,200       40,056
The Southern Company                                          1,100       30,140
                                                                       ---------
                                                                         103,296
--------------------------------------------------------------------------------
Total Common Stocks (Cost $5,539,808)                                  5,053,697
--------------------------------------------------------------------------------
United States Government &
   Agency Issues 31.9%
FHLMC Debentures, 7.375%, Due 5/15/03                      $300,000      313,470
FNMA Notes:
   4.375%, Due 10/15/06                                     550,000      553,550
   6.00%, Due 5/15/08                                       325,000      346,736
   6.00%, Due 5/15/11                                       150,000      157,474
   Series B, 6.56%, Due 12/10/07                             50,000       50,906
United States Treasury Notes:
   5.00%, Due 8/15/11                                       200,000      202,840
   5.25%, Due 8/15/03                                       340,000      351,873
   5.75%, Due 11/15/05                                      200,000      213,500
   6.625%, Due 5/15/07                                      310,000      344,816
--------------------------------------------------------------------------------
Total United States Government &
   Agency Issues (Cost $2,490,035)                                     2,535,165
--------------------------------------------------------------------------------
Short-Term Investments (a) 3.8%
Repurchase Agreements
State Street Bank (Dated 6/28/02), 1.50%
   Due 7/01/02 (Repurchase Proceeds $298,137);
   Collateralized by: United States Government &
   Agency Issues (e)                                        298,100      298,100
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $298,100)                             298,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $8,327,943) 99.3%                7,886,962
Other Assets and Liabilities, Net 0.7%                                    55,860
--------------------------------------------------------------------------------
Net Assets 100.0%                                                     $7,942,822
================================================================================

                           STRONG LARGE CAP CORE FUND
                                                            Shares or
                                                            Principal    Value
                                                             Amount     (Note 2)
--------------------------------------------------------------------------------
Common Stocks 90.7%
Aerospace - Defense 8.3%
Alliant Techsystems, Inc. (b)                                 1,800     $114,840
General Dynamics Corporation                                  1,200      127,620
Lockheed Martin Corporation                                   2,200      152,900
                                                                        --------
                                                                         395,360
Banks - Money Center 3.1%
Bank of America Corporation                                   2,100      147,756

Banks - Super Regional 3.1%
Fifth Third Bancorp                                           2,200      146,630

Beverages - Alcoholic 2.6%
Anheuser-Busch Companies, Inc.                                2,500      125,000

Building - Resident/Commercial 3.0%
KB HOME                                                       2,800      144,228

Commercial Services - Miscellaneous 2.5%
ChoicePoint, Inc. (b)                                         2,666      121,223

Computer - Services 2.8%
Affiliated Computer Services, Inc. Class A (b)                2,800      132,944

Computer Software - Desktop 3.3%
Microsoft Corporation (b)                                     2,900      156,948

Electronics - Semiconductor Equipment 1.6%
Applied Materials, Inc. (b)                                   4,000       76,080

Electronics - Semiconductor Manufacturing 5.6%
Fairchild Semiconductor Corporation Class A (b)               6,500      157,950
Micron Technology, Inc. (b)                                   5,400      109,188
                                                                       ---------
                                                                         267,138

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                     STRONG LARGE CAP CORE FUND (continued)

                                                            Shares or
                                                            Principal    Value
                                                             Amount     (Note 2)
--------------------------------------------------------------------------------
Finance - Publicly Traded Investment
   Funds - Equity 0.3%
Standard & Poors Depositary Receipt Trust
   Unit Series 1                                                150   $   14,838

Financial Services - Miscellaneous 2.3%
First Data Corporation                                        3,000      111,600

Food - Miscellaneous Preparation 2.6%
Kraft Foods, Inc. Class A                                     3,000      122,850

Insurance - Property/Casualty/Title 2.3%
RenaissanceRe Holdings, Ltd.                                  3,000      109,800

Medical - Health Maintenance Organizations 2.3%
UnitedHealth Group, Inc.                                      1,200      109,860

Medical - Hospitals 5.2%
HCA-The Healthcare Company                                    2,200      104,500
Tenet Healthcare Corporation (b)                              2,000      143,100
                                                                        --------
                                                                         247,600
Medical - Products 2.3%
St. Jude Medical, Inc. (b)                                    1,500      110,775

Medical - Wholesale Drugs/Sundries 2.7%
AmerisourceBergen Corporation                                 1,700      129,200

Medical/Dental - Services 2.5%
Laboratory Corporation of America Holdings (b)                2,600      118,690

Metal Products - Fasteners 2.6%
Illinois Tool Works, Inc.                                     1,800      122,940

Oil & Gas - Drilling 2.2%
Nabors Industries, Ltd. (b)                                   3,000      105,450

Oil & Gas - Field Services 2.4%
BJ Services Company (b)                                       3,400      115,192

Oil & Gas - Machinery/Equipment 2.6%
Smith International, Inc. (b)                                 1,800      122,742

Paper & Paper Products 2.5%
International Paper Company                                   2,800      122,024

Retail - Department Stores 2.9%
Kohl's Corporation (b)                                        2,000      140,160

Retail - Drug Stores 2.6%
Walgreen Company                                              3,200      123,616

Retail - Major Discount Chains 2.2%
Target Corporation                                            2,800      106,680

Retail - Restaurants 2.4%
Yum! Brands, Inc. (b)                                         4,000      117,000

Retail/Wholesale - Building Products 2.8%
Lowe's Companies, Inc.                                        3,000      136,200

Textile - Mill/Household 1.9%
Mohawk Industries, Inc. (b)                                   1,500       92,295

Tobacco 2.1%
Philip Morris Companies, Inc.                                 2,300      100,464

Transportation - Air Freight 3.1%
United Parcel Service, Inc. Class B                           2,400      148,200
--------------------------------------------------------------------------------
Total Common Stocks (Cost $4,347,997)                                  4,341,483
--------------------------------------------------------------------------------
Short-Term Investments (a) 9.8%
Repurchase Agreements
State Street Bank (Dated 6/28/02), 1.50%,
   Due 7/01/02 (Repurchase proceeds $470,859);
   Collateralized by: United States Government &
   Agency Issues (e)                                       $470,800      470,800
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $470,800)                             470,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $4,818,797) 100.5%               4,812,283
Other Assets and Liabilities, Net (0.5%)                                 (21,726)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                     $4,790,557
================================================================================

                         STRONG GROWTH AND INCOME FUND
                                                            Shares or
                                                            Principal    Value
                                                             Amount     (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.2%
Aerospace - Defense 2.0%
The Boeing Company                                           69,000  $ 3,105,000
General Dynamics Corporation                                 37,000    3,934,950
Lockheed Martin Corporation                                 132,000    9,174,000
                                                                     -----------
                                                                      16,213,950
Auto Manufacturers - Domestic 0.4%
General Motors Corporation                                   67,500    3,607,875


Banks - Money Center 4.8%
Bank of America Corporation                                 199,600   14,043,856
The Bank of New York Company, Inc.                          116,000    3,915,000
Citigroup, Inc.                                             467,000   18,096,250
J.P. Morgan Chase & Company                                 103,600    3,514,112
                                                                     -----------
                                                                      39,569,218
Banks - Northeast 1.1%
North Fork Bancorporation, Inc.                             218,000    8,678,580


Banks - Super Regional 4.5%
Bank One Corporation                                        142,000    5,464,160
Comerica, Inc.                                               84,000    5,157,600
Fifth Third Bancorp                                          64,500    4,298,925
FleetBoston Financial Corporation                            82,500    2,668,875
Mellon Financial Corporation                                100,500    3,158,715
Wachovia Corporation                                        148,000    5,650,640
Wells Fargo Company                                         204,400   10,232,264
                                                                     -----------
                                                                      36,631,179
Beverages - Alcoholic 0.7%
Anheuser-Busch Companies, Inc.                              113,000    5,650,000


Beverages - Soft Drinks 2.0%
The Coca-Cola Company                                       297,000   16,632,000


Building - Resident/Commercial 0.8%
KB HOME                                                     125,000    6,438,750


Chemicals - Basic 0.6%
PPG Industries, Inc.                                         82,000    5,075,800


--------------------------------------------------------------------------------
                   STRONG GROWTH AND INCOME FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Chemicals - Specialty 0.9%
Praxair, Inc.                                          121,500      $ 6,921,855

Commercial Services - Staffing 0.3%
Manpower, Inc.                                          77,400        2,844,450

Computer - Local Networks 1.5%
Brocade Communications Systems, Inc. (b)               199,000        3,478,520
Cisco Systems, Inc. (b)                                626,000        8,732,700
                                                                     ----------
                                                                     12,211,220

Computer - Manufacturers 2.2%
Dell Computer Corporation (b)                          239,000        6,247,460
International Business Machines Corporation            150,000       10,800,000
Sun Microsystems, Inc. (b)                             165,000          826,650
                                                                     ----------
                                                                     17,874,110

Computer - Memory Devices 0.3%
EMC Corporation (b)                                    355,000        2,680,250

Computer Software - Desktop 3.2%
Microsoft Corporation (b)                              486,000       26,302,320

Computer Software - Education/
   Entertainment 0.6%
Electronic Arts, Inc. (b)                               75,000        4,953,750

Computer Software - Enterprise 0.6%
Oracle Systems Corporation (b)                         490,000        4,640,300

Cosmetics - Personal Care 1.3%
Colgate Palmolive Company                               82,000        4,104,100
The Gillette Company                                   186,000        6,299,820
                                                                     ----------
                                                                     10,403,920

Diversified Operations 8.0%
American Standard Companies, Inc. (b)                   62,500        4,693,750
AOL Time Warner, Inc. (b)                              364,000        5,354,440
E.I. Du Pont de Nemours & Company                       99,700        4,426,680
General Electric Company                               882,000       25,622,100
Honeywell International, Inc.                           79,000        2,783,170
ITT Industries, Inc.                                    82,100        5,796,260
Textron, Inc.                                           40,800        1,913,520
3M Co.                                                  91,000       11,193,000
United Technologies Corporation                         48,600        3,299,940
                                                                     ----------
                                                                     65,082,860

Electrical - Control Instruments 0.5%
Parker-Hannifin Corporation                             91,400        4,368,006

Electronics - Semiconductor Equipment 0.4%
Applied Materials, Inc. (b)                            153,800        2,925,276

Electronics - Semiconductor
   Manufacturing 2.6%
Intel Corporation                                      531,000        9,701,370
Maxim Integrated Products, Inc. (b)                     69,000        2,644,770
Micron Technology, Inc. (b)                            153,300        3,099,726
Texas Instruments, Inc.                                234,000        5,545,800
                                                                     ----------
                                                                     20,991,666

Finance - Consumer/Commercial Loans 0.5%
MBNA Corporation                                       112,300        3,713,761

Finance - Investment Brokers 1.2%
Morgan Stanley, Dean Witter & Company                  223,000        9,606,840

Finance - Investment Management 0.4%
State Street Corporation                                64,500        2,883,150

Finance - Mortgage & Related Services 1.3%
Federal Home Loan Mortgage Corporation                 174,000       10,648,800

Finance - Savings & Loan 0.8%
Charter One Financial, Inc.                            190,000        6,532,200

Financial Services - Miscellaneous 2.5%
American Express Company                               257,400        9,348,768
Concord EFS, Inc. (b)                                   29,000          874,060
First Data Corporation                                 283,600       10,549,920
                                                                     ----------
                                                                     20,772,748

Food - Miscellaneous Preparation 2.3%
Kellogg Company                                        143,000        5,127,980
Kraft Foods, Inc. Class A                              125,000        5,118,750
PepsiCo, Inc.                                          185,000        8,917,000
                                                                     ----------
                                                                     19,163,730

Insurance - Brokers 0.7%
Marsh & McLennan Companies, Inc.                        63,300        6,114,780

Insurance - Diversified 2.2%
American International Group, Inc.                     265,000       18,080,950

Insurance - Property/Casualty/Title 0.8%
Chubb Corporation                                       59,800        4,233,840
MGIC Investment Corporation                             38,500        2,610,300
                                                                      ---------
                                                                      6,844,140

Leisure - Hotels & Motels 0.3%
Starwood Hotels & Resorts Worldwide, Inc.               80,500        2,647,645

Leisure - Products 1.1%
Harley-Davidson, Inc.                                  172,000        8,818,440

Leisure - Services 0.4%
The Walt Disney Company                                191,000        3,609,900

Leisure - Toys/Games/Hobby 0.6%
Mattel, Inc.                                           227,000        4,785,160

Machinery - Construction/Mining 0.4%
Caterpillar, Inc.                                       73,000        3,573,350

Machinery - General Industrial 0.3%
Ingersoll-Rand Company Class A                          53,600        2,447,376

Media - Newspapers 0.9%
Gannett Company, Inc.                                   94,000        7,134,600

Media - Radio/TV 1.5%
Viacom, Inc. Class B (b)                               279,000       12,379,230

Medical - Drug/Diversified 2.3%
Abbott Laboratories                                    117,000        4,405,050
Johnson & Johnson                                      274,200       14,329,692
                                                                     ----------
                                                                     18,734,742

Medical - Ethical Drugs 5.1%
Eli Lilly & Company                                     82,000        4,624,800
Merck & Company, Inc.                                  138,000        6,988,320
Pfizer, Inc.                                           568,000       19,880,000
Pharmacia Corporation                                  142,000        5,317,900
Wyeth                                                   99,700        5,104,640
                                                                     ----------
                                                                     41,915,660

Medical - Health Maintenance
   Organizations 1.2%
UnitedHealth Group, Inc.                               103,200        9,447,960

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    June 30 , 2002 (Unaudited)
--------------------------------------------------------------------------------
                   STRONG GROWTH AND INCOME FUND (continued)

                                                     Shares or
                                                     Principal         Value
                                                      Amount          (Note 2)
-------------------------------------------------------------------------------
Medical - Hospitals 2.0%
HCA-The Healthcare Company                            147,000       $ 6,982,500
Tenet Healthcare Corporation (b)                      131,000         9,373,050
                                                                    -----------
                                                                     16,355,550

Medical - Products 0.7%
Medtronic, Inc.                                       139,400         5,973,290

Medical - Wholesale Drugs/Sundries 0.8%
AmerisourceBergen Corporation                          83,500         6,346,000

Metal Ores - Miscellaneous 0.4%
Alcoa, Inc.                                           106,300         3,523,845

Metal Products - Fasteners 0.6%
Illinois Tool Works, Inc.                              71,400         4,876,620

Oil & Gas - Drilling 1.6%
ENSCO International, Inc.                             244,700         6,670,522
Rowan Companies, Inc.                                 296,500         6,359,925
                                                                    -----------
                                                                     13,030,447

Oil & Gas - International Integrated 5.8%
ChevronTexaco Corporation                             113,000        10,000,500
Exxon Mobil Corporation                               663,000        27,129,960
Royal Dutch Petroleum Company                         178,700         9,876,749
                                                                    -----------
                                                                     47,007,209

Oil & Gas - Machinery/Equipment 0.6%
Baker Hughes, Inc.                                    156,000         5,193,240

Oil & Gas - United States
   Exploration & Production 0.7%
Anadarko Petroleum Corporation                        112,200         5,531,460

Paper & Paper Products 1.8%
International Paper Company                           194,200         8,463,236
Kimberly-Clark Corporation                             51,000         3,162,000
Temple-Inland, Inc.                                    58,000         3,355,880
                                                                    -----------
                                                                     14,981,116

Retail - Consumer Electronics 0.4%
Best Buy Company, Inc. (b)                             80,500         2,922,150

Retail - Department Stores 0.4%
Federated Department Stores, Inc. (b)                  88,100         3,497,570

Retail - Major Discount Chains 4.0%
Target Corporation                                    230,700         8,789,670
Wal-Mart Stores, Inc.                                 431,000        23,709,310
                                                                    -----------
                                                                     32,498,980

Retail - Restaurants 2.0%
Starbucks Corporation (b)                             178,000         4,423,300
Wendy's International, Inc.                           205,000         8,165,150
Yum! Brands, Inc. (b)                                 116,800         3,416,400
                                                                    -----------
                                                                     16,004,850

Retail/Wholesale - Building Products 1.8%
The Home Depot, Inc.                                  253,000         9,292,690
Lowe's Companies, Inc.                                124,600         5,656,840
                                                                    -----------
                                                                     14,949,530

Retail/Wholesale - Office Supplies 0.6%
Staples, Inc. (b)                                     243,000       $ 4,787,100

Soap & Cleaning Preparations 1.7%
The Procter & Gamble Company                          155,100        13,850,430

Telecommunications - Equipment 0.6%
Motorola, Inc.                                        312,000         4,499,040

Telecommunications - Services 2.4%
BellSouth Corporation                                  70,000         2,205,000
SBC Communications, Inc.                              269,200         8,210,600
Verizon Communications, Inc.                          228,500         9,174,275
                                                                    -----------
                                                                     19,589,875

Tobacco 1.4%
Philip Morris Companies, Inc.                         266,500        11,640,720

Transportation - Air Freight 0.4%
FedEx Corporation                                      67,800         3,620,520

Utility - Electric Power 2.4%
Dominion Resources, Inc.                               94,200         6,236,040
Public Service Enterprise Group, Inc.                 145,000         6,278,500
TXU Corporation                                       145,000         7,474,750
                                                                    -----------
                                                                     19,989,290
--------------------------------------------------------------------------------
Total Common Stocks (Cost $757,644,873)                             811,221,329
--------------------------------------------------------------------------------
Short-Term Investments (a) 1.1%
Money Market Funds 0.9%
Strong Heritage Money Fund -
   Institutional Class (h)                          7,000,000         7,000,000

Repurchase Agreements 0.2%
State Street Bank (Dated 6/28/02), 1.50%
 Due 7/01/02 (Repurchase proceeds
 $1,990,649); Collateralized by: United States
 Government & Agency Issues (e)                   $ 1,990,400         1,990,400
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $8,990,400)                        8,990,400
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $766,635,273) 100.3%          820,211,729
Other Assets and Liabilities, Net (0.3%)                             (2,847,956)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $817,363,773
================================================================================

                            STRONG OPPORTUNITY FUND

                                                     Shares or
                                                     Principal          Value
                                                      Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.3%
Auto/Truck - Original Equipment 2.2%
Delphi Automotive Systems Corporation               1,945,500       $25,680,600
Eaton Corporation                                     630,000        45,832,500
                                                                    -----------
                                                                     71,513,100

Banks - Super Regional 4.1%
Bank One Corporation                                  970,000        37,325,600
Comerica, Inc.                                        765,000        46,971,000
Wachovia Corporation                                1,340,000        51,161,200
                                                                    -----------
                                                                    135,457,800

Beverages - Soft Drinks 2.5%
PepsiAmericas, Inc.                                 1,640,400        24,507,576
The Pepsi Bottling Group, Inc.                      1,860,000        57,288,000
                                                                    -----------
                                                                     81,795,576

Building - Construction
   Products/Miscellaneous 1.5%
Masco Corporation                                   1,790,000        48,526,900
Building Products - Wood 1.3%
Weyerhaeuser Company                                  690,000        44,056,500
Chemicals - Specialty 1.6%
Praxair, Inc.                                         945,000        53,836,650

--------------------------------------------------------------------------------
                      STRONG OPPORTUNITY FUND (continued)

                                             Shares or
                                             Principal                 Value
                                               Amount                 (Note 2)
--------------------------------------------------------------------------------
Commercial Services - Advertising 1.5%
The Interpublic Group of Companies, Inc.       723,100              $ 17,903,956
Omnicom Group, Inc.                            710,000                32,518,000
                                                                    ------------
                                                                      50,421,956
Commercial Services - Miscellaneous 1.2%
Accenture, Ltd. Class A (b)                  2,130,000                40,470,000

Computer - Manufacturers 1.2%
Hewlett-Packard Company                      2,575,000                39,346,000

Computer Software - Enterprise 1.5%
Rational Software Corporation (b)            3,675,000                30,171,750
Siebel Systems, Inc. (b)                     1,410,000                20,050,200
                                                                    ------------
                                                                      50,221,950
Diversified Operations 1.1%
AOL Time Warner, Inc. (b)                    2,490,000                36,627,900

Electrical - Connectors 1.2%
Molex, Inc. Class A                          1,386,000                38,017,980

Electronics - Scientific Instruments 1.6%
Waters Corporation (b)                       1,985,000                52,999,500

Electronics - Semiconductor
  Manufacturing 4.5%
Altera Corporation (b)                       1,897,700                25,808,720
Atmel Corporation (b)                        4,650,000                29,109,000
Integrated Device Technology, Inc. (b)       1,330,000                24,126,200
Micron Technology, Inc. (b)                  2,205,000                44,585,100
Taiwan Semiconductor Manufacturing
   Company, Ltd. Sponsored ADR (b)           1,902,890                24,737,570
                                                                    ------------
                                                                     148,366,590
Electronics Products - Miscellaneous 0.9%
Sanmina-SCI Corporation (b)                  4,480,000                28,268,800

Finance - Equity REIT 1.5%
ProLogis                                     1,965,000                51,090,000

Finance - Investment Brokers 1.1%
The Charles Schwab Corporation               3,134,100                35,101,920

Finance - Publicly Traded
  Investment Funds - Equity 1.9%
iShares Trust S&P MidCap 400 Index Fund        140,000                13,647,200
Standard & Poor's MidCap 400
  Depository Receipts                          550,000                49,362,500
                                                                    ------------
                                                                      63,009,700
Financial Services - Miscellaneous 1.0%
American Express Company                       945,000                34,322,400

Food - Miscellaneous Preparation 1.2%
General Mills, Inc.                            887,000                39,098,960

Household - Housewares 1.5%
Newell Rubbermaid, Inc.                      1,455,000                51,012,300

Household - Office Furniture 1.2%
Leggett & Platt, Inc.                        1,725,000                40,365,000

Insurance - Brokers 1.3%
Aon Corporation                              1,430,000                42,156,400

Insurance - Diversified 1.9%
American International Group, Inc.             690,000                47,078,700
Principal Financial Group, Inc. (b)            470,000                14,570,000
                                                                    ------------
                                                                      61,648,700
Insurance - Property/Casualty/Title 1.3%
Hartford Financial Services Group, Inc.        740,000                44,007,800

Internet - Internet Service
  Provider/Content 0.2%
CNET Networks, Inc. (b)                      4,072,700                 8,104,673

Internet - Network Security/Solutions 0.4%
VeriSign, Inc. (b)                           2,065,000                14,847,350

Leisure - Services 1.3%
Carnival Corporation                         1,575,000                43,611,750

Machinery - General Industrial 1.4%
Dover Corporation                            1,330,000                46,550,000

Media - Cable TV 4.8%
Comcast Corporation Class A (b)              1,920,000                44,985,600
Cox Communications, Inc. Class A (b)         1,500,000                41,325,000
General Motors Corporation Class H (b)       2,565,000                26,676,000
Liberty Media Corporation Series A (b)       4,230,000                42,300,000
Telewest Communications PLC (b)             39,540,000                 1,858,569
                                                                    ------------
                                                                     157,145,169
Media - Newspapers 3.1%
The E.W. Scripps Company Class A               670,000                51,590,000
Tribune Company                              1,180,000                51,330,000
                                                                    ------------
                                                                     102,920,000
Medical - Biomedical/Genetics 2.9%
Biogen, Inc. (b)                             1,190,000                49,301,700
Genentech, Inc. (b)                          1,350,000                45,225,000
                                                                    ------------
                                                                      94,526,700
Medical - Ethical Drugs 1.5%
Bristol-Myers Squibb Company                 1,258,000                32,330,600
Elan Corporation PLC Sponsored ADR (b)       3,435,000                18,789,450
                                                                    ------------
                                                                      51,120,050
Medical - Health Maintenance
  Organizations 1.5%
CIGNA Corporation                              495,000                48,222,900

Medical - Outpatient/Home Care 1.4%
HEALTHSOUTH Corporation (b)                  3,700,000                47,323,000

Medical/Dental - Supplies 1.2%
Apogent Technologies, Inc. (b)               1,985,000                40,831,450

Metal Ores - Miscellaneous 0.7%
Alcoa, Inc.                                    707,100                23,440,365

Metal Products - Fasteners 1.4%
Illinois Tool Works, Inc.                      660,000                45,078,000

Oil & Gas - Drilling 3.0%
ENSCO International, Inc.                    1,930,000                52,611,800
GlobalSantaFe Corporation                    1,755,000                47,999,250
                                                                    ------------
                                                                     100,611,050
Oil & Gas - Machinery/Equipment 1.6%
Weatherford International, Ltd. (b)          1,200,000                51,840,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                      STRONG OPPORTUNITY FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Oil & Gas - Production/Pipeline 0.5%
The Williams Companies, Inc.                           2,975,000    $ 17,820,250

Oil & Gas - Refining/Marketing 0.9%
El Paso Corporation                                    1,429,300      29,457,873

Oil & Gas - United States
  Exploration & Production 3.6%
Apache Corporation                                     1,030,000      59,204,400
Devon Energy Corporation                               1,200,000      59,136,000
                                                                    ------------
                                                                     118,340,400

Oil & Gas - United States Integrated 1.7%
Phillips Petroleum Company                               935,000      55,052,800

Retail - Apparel/Shoe 1.5%
Nordstrom, Inc.                                        2,195,000      49,716,750

Retail - Department Stores 3.2%
Federated Department Stores, Inc. (b)                  1,375,000      54,587,500
Sears, Roebuck & Company                                 930,000      50,499,000
                                                                    ------------
                                                                     105,086,500

Retail - Mail Order & Direct 0.9%
USA Interactive (b)                                    1,229,700      28,836,465

Retail/Wholesale - Office Supplies 1.5%
Staples, Inc. (b)                                      2,525,000      49,742,500

Telecommunications - Cellular 1.4%
Sprint Corporation - PCS Group (b)                     4,245,000      18,975,150
United States Cellular Corporation (b)                 1,065,000      27,104,250
                                                                    ------------
                                                                      46,079,400

Telecommunications - Equipment 4.3%
ADC Telecommunications, Inc. (b)                       9,610,000      22,006,900
Corning, Inc.                                          5,520,000      19,596,000
Motorola, Inc.                                         1,678,700      24,206,854
Qualcomm, Inc. (b)                                     1,446,400      39,761,536
Scientific-Atlanta, Inc.                               2,255,000      37,094,750
                                                                    ------------
                                                                     142,666,040

Utility - Gas Distribution 1.6%
NiSource, Inc.                                         2,360,000      51,518,800
--------------------------------------------------------------------------------
Total Common Stocks (Cost $3,216,600,175)                          2,952,230,617
--------------------------------------------------------------------------------
Short-Term Investments (a) 10.3%
Money Market Funds 9.6%
Strong Heritage Money Fund - Institutional
  Class (h)                                          317,500,000     317,500,000
Repurchase Agreements 0.7%
ABN AMRO Inc. (Dated 06/28/02), 1.91%,
  Due 7/01/02 (Repurchase proceeds $20,003,183);
  Collateralized by: United States
  Government & Agency Issues (e)                    $ 20,000,000      20,000,000
State Street Bank (Dated 06/28/02), 1.50%,
  Due 7/01/02 (Repurchase proceeds $3,623,353);
  Collateralized by: United States
  Government & Agency Issues (e)                       3,622,900       3,622,900
                                                                    ------------
                                                                      23,622,900
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $341,122,900)                     341,122,900
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,557,723,075) 99.6%        3,293,353,517
Other Assets and Liabilities, Net 0.4%                                12,017,239
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  3,305,370,756
================================================================================
--------------------------------------------------------------------------------

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  Restricted security.
(e)  See Note 2(I) of Notes to Financial Statements.
(f)  All or a portion of security is when-issued.
(g)  Illiquid security.
(h)  Affiliated issuer. (See Note 9 of Notes to Financial Statements.)

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                               (In Thousands, Except
                                                                 Per Share Amounts)

                                                           Strong     Strong      Strong
                                                          Balanced   Balanced   Large Cap
                                                            Fund    Asset Fund  Core Fund
                                                          --------  ----------  ---------
Assets:
   Investments in Securities, at Value (Note 2M)
     Unaffiliated Issuers (Cost of $231,250, $8,328 and
       $4,819, respectively)                               $240,349   $7,887      $4,812
     Affiliated Issuers (Cost of $5,000, $0 and $0,
       respectively)                                          5,000       --          --
   Receivable for Securities Sold                             3,909       32         199
   Receivable for Fund Shares Sold                                1       --          --
   Dividends and Interest Receivable                          1,542       33           4
   Collateral for Securities on Loan                          9,437       --          --
   Paydown Receivable                                             5       --          --
   Variation Margin Receivable                                    1       --          --
   Other Assets                                                  31       12          12
                                                           --------   ------      ------
   Total Assets                                             260,275    7,964       5,027

Liabilities:
   Payable for Securities Purchased                           5,033       11         223
   Payable for Fund Shares Redeemed                               2       --          --
   Payable Upon Return of Securities Loaned                   9,437       --          --
   Accrued Operating Expenses and Other Liabilities             132       10          13
                                                           --------   ------      ------
   Total Liabilities                                         14,604       21         236
                                                           --------   ------      ------
Net Assets                                                 $245,671   $7,943      $4,791
                                                           ========   ======      ======
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)           $276,454   $8,527      $5,316
   Accumulated Net Investment Income (Loss)                      51       13         (29)
   Accumulated Net Realized Loss                            (40,048)    (156)       (489)
   Net Unrealized Appreciation (Depreciation)                 9,214     (441)         (7)
                                                           --------   ------      ------
   Net Assets                                              $245,671   $7,943      $4,791
                                                           ========   ======      ======
Capital Shares Outstanding (Unlimited Number Authorized)     14,465      785         487

Net Asset Value Per Share                                    $16.98   $10.12       $9.85
                                                             ======   ======       =====



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                              (In Thousands,
                                                             Except As Noted)

                                                              Strong Growth
                                                             and Income Fund
                                                             ----------------
                                                               (Note 1)
Assets:
   Investments in Securities, at Value (Note 2M)
     Unaffiliated Issuers (Cost of $759,635)                     $813,212
     Affiliated Issuers (Cost of $7,000)                            7,000
   Receivable for Securities Sold                                  12,581
   Receivable for Fund Shares Sold                                     53
   Dividends and Interest Receivable                                  721
   Collateral for Securities on Loan                               13,547
   Other Assets                                                        97
                                                                 --------
   Total Assets                                                   847,211

Liabilities:
   Payable for Securities Purchased                                15,242
   Payable for Fund Shares Redeemed                                   674
   Payable Upon Return of Securities Loaned                        13,547
   Accrued Operating Expenses and Other Liabilities                   384
                                                                 --------
   Total Liabilities                                               29,847
                                                                 --------
Net Assets                                                       $817,364
                                                                 ========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                  973,247
   Undistributed Net Investment Income                                237
   Accumulated Net Realized Loss                                 (209,697)
   Net Unrealized Appreciation                                     53,577
                                                                 --------
   Net Assets                                                    $817,364
                                                                 ========
Investor Class ($ and shares in full)
   Net Assets                                                $740,421,723
   Capital Shares Outstanding (Unlimited Number Authorized)    41,924,835

   Net Asset Value Per Share                                       $17.66
                                                                   ======
Institutional Class ($ and shares in full)
   Net Assets                                                 $63,564,375
   Capital Shares Outstanding (Unlimited Number Authorized)     3,564,950

   Net Asset Value Per Share                                       $17.83
                                                                   ======
Advisor Class ($ and shares in full)
   Net Assets                                                 $13,290,439
   Capital Shares Outstanding (Unlimited Number Authorized)       755,857

   Net Asset Value Per Share                                       $17.58
                                                                   ======
Class K ($ and shares in full)
   Net Assets                                                     $87,235
   Capital Shares Outstanding (Unlimited Number Authorized)         4,940

   Net Asset Value Per Share                                       $17.66
                                                                   ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                               (In Thousands,
                                                              Except As Noted)

                                                                  Strong
                                                                Opportunity
                                                                   Fund
                                                                -----------
Assets:
  Investments in Securities, at Value (Note 2M)
    Unaffiliated Issuers (Cost of $3,240,223)                   $2,975,854
    Affiliated Issuers (Cost of $317,500)                          317,500
  Receivable for Securities Sold                                    15,251
  Receivable for Fund Shares Sold                                      796
  Dividends and Interest Receivable                                  2,959
  Collateral for Securities on Loan                                178,299
  Other Assets                                                         312
                                                                ----------
   Total Assets                                                  3,490,971

Liabilities:
  Payable for Securities Purchased                                   4,663
  Payable for Fund Shares Redeemed                                   1,907
  Payable Upon Return of Securities Loaned                         178,299
  Accrued Operating Expenses and Other Liabilities                     731
                                                                ----------
  Total Liabilities                                                185,600
                                                                ----------
Net Assets                                                      $3,305,371
                                                                ==========
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                 $3,592,882
  Accumulated Net Investment Loss                                   (5,195)
  Accumulated Net Realized Loss                                    (17,947)
  Net Unrealized Depreciation                                     (264,369)
                                                                ----------
  Net Assets                                                    $3,305,371
                                                                ==========
Investor Class ($ and shares in full)
  Net Assets                                                $3,192,037,438
  Capital Shares Outstanding (Unlimited Number Authorized)      96,506,319

  Net Asset Value Per Share                                         $33.08
                                                                    ======
Advisor Class ($ and shares in full)
  Net Assets                                                  $113,333,318
  Capital Shares Outstanding (Unlimited Number Authorized)       3,465,320

  Net Asset Value Per Share                                         $32.71
                                                                    ======

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                               (In Thousands)

                                                                     Strong        Strong       Strong
                                                                    Balanced      Balanced     Large Cap
                                                                      Fund       Asset Fund    Core Fund
                                                                    --------     ----------    ---------
Income:
Dividends - Unaffiliated Issuers (net of foreign withholding taxes
     of $4, $0 and $0, respectively)                                 $ 1,161        $ 35         $ 19
   Dividends - Affiliated Issuers                                          1          --           --
   Interest (Note 2M)                                                  4,099          61            2
                                                                    --------       -----        -----
   Total Income                                                        5,261          96           21

Expenses:
   Investment Advisory Fees                                              769          31           19
   Administrative Fees                                                   406          13            8
   Custodian Fees                                                         28           3            4
   Shareholder Servicing Costs                                           446          19           17
   Reports to Shareholders                                                89           4            5
   Federal and State Registration Fees                                    17          14            6
   Other                                                                   3           5           --
                                                                    --------       -----        -----
   Total Expenses Before Expense Offsets                               1,758          89           59
   Expense Offsets (Note 4)                                              (11)        (27)          (9)
                                                                    --------       -----        -----
   Expenses, Net                                                       1,747          62           50
                                                                    --------       -----        -----
Net Investment Income (Loss)                                           3,514          34          (29)

Realized and Unrealized Gain (Loss):
   Net Realized Loss on:
     Investments                                                     (16,356)        (63)        (262)
     Futures Contracts                                                   (19)         --           --
                                                                    --------       -----        -----
     Net Realized Loss                                               (16,375)        (63)        (262)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                     (11,130)       (582)        (280)
     Futures Contracts                                                   130          --           --
                                                                    --------       -----        -----
     Net Change in Unrealized Appreciation/Depreciation              (11,000)       (582)        (280)
                                                                    --------       -----        -----
Net Loss on Investments                                              (27,375)       (645)        (542)
                                                                    --------       -----        -----
Net Decrease in Net Assets Resulting from Operations                ($23,861)      ($611)       ($571)
                                                                    ========       =====        =====

                       See Notes to Financial Statements.
28

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                                    (In Thousands)

                                                                                  Strong Growth and
                                                                                     Income Fund
                                                                                  -----------------
                                                                                       (Note 1)
Income:
   Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $ 21)         $ 6,256
   Dividends - Affiliated Issuers                                                            2
   Interest (Note 2M)                                                                      111
                                                                                     ---------
   Total Income                                                                          6,369

Expenses (Note 4):
   Investment Advisory Fees                                                              2,543
   Administrative Fees                                                                   1,304
   Custodian Fees                                                                           24
   Shareholder Servicing Costs                                                           1,820
   Reports to Shareholders                                                                 203
   Transfer Agency Banking Charges                                                          13
   Brokerage Fees                                                                            4
   12b-1 Fees                                                                               18
   Other                                                                                    87
                                                                                     ---------
   Total Expenses Before Expense Offsets                                                 6,016
   Expense Offsets                                                                         (36)
                                                                                     ---------
   Expenses, Net                                                                         5,980
                                                                                     ---------
Net Investment Income                                                                      389

Realized and Unrealized Gain (Loss):
   Net Realized Loss on Investments                                                    (31,551)
   Net Change in Unrealized Appreciation/Depreciation on Investments                   (94,521)
                                                                                     ---------
Net Loss on Investments                                                               (126,072)
                                                                                     ---------
Net Decrease in Net Assets Resulting from Operations                                 ($125,683)
                                                                                     =========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2002 (Unaudited)

                                                                  (In Thousands)

                                                                       Strong
                                                                    Opportunity
                                                                        Fund
                                                                  --------------
Income:
   Dividends - Unaffiliated Issuers                                    $ 12,954
   Dividends - Affiliated Issuers                                         2,109
   Interest (Note 2M)                                                     4,619
                                                                       --------
   Total Income                                                          19,682

Expenses (Note 4):
   Investment Advisory Fees                                              13,774
   Administrative Fees                                                    5,545
   Custodian Fees                                                            70
   Shareholder Servicing Costs                                            4,619
   Reports to Shareholders                                                  623
   Transfer Agency Banking Charges                                            1
   Brokerage Fees                                                             9
   12b-1 Fees                                                               135
   Other                                                                    140
                                                                       --------
   Total Expenses Before Expense Offsets                                 24,916
   Expense Offsets                                                          (63)
                                                                       --------
   Expenses, Net                                                         24,853
                                                                       --------
Net Investment Loss                                                      (5,171)

Realized and Unrealized Gain (Loss):
   Net Realized Gain on Investments                                      28,375
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                       (646,673)
     Foreign Currencies                                                       1
                                                                       --------
     Net Change in Unrealized Appreciation/Depreciation                (646,672)
                                                                       --------
Net Loss on Investments                                                (618,297)
                                                                       --------
Net Decrease in Net Assets Resulting from Operations                  ($623,468)
                                                                       ========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------

                                                                                     (In Thousands)

                                                               Strong Balanced Fund               Strong Balanced Asset Fund
                                                         ---------------------------------    ---------------------------------
                                                         Six Months Ended      Year Ended     Six Months Ended     Year Ended
                                                           June 30, 2002     Dec. 31, 2001      June30, 2002      Dec. 31, 2001
                                                         ----------------    -------------    ----------------    -------------
                                                            (Unaudited)                          (Unaudited)
Operations:
  Net Investment Income                                      $  3,514           $  9,527            $   34            $   42
  Net Realized Gain (Loss)                                    (16,375)           (24,603)              (63)              153
  Net Change in Unrealized                                    (11,000)           (25,399)             (582)             (158)
                                                             --------           --------             -----            ------
  Appreciation/Depreciation

  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                           (23,861)           (40,475)             (611)               37
Distributions From Net Investment Income                       (3,542)            (9,544)              (22)              (41)
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                (26,948)             3,348             1,017             3,628
                                                             --------           --------            ------            ------
Total Increase (Decrease) in Net Assets                       (54,351)           (46,671)              384             3,624
Net Assets:
  Beginning of Period                                         300,022            346,693             7,559             3,935
                                                             --------           --------            ------            ------
  End of Period                                              $245,671           $300,022            $7,943            $7,559
                                                             ========           ========            ======            ======


                                                             Strong Large Cap Core Fund
                                                         ---------------------------------
                                                         Six Months Ended      Year Ended
                                                           June 30, 2002     Dec. 31, 2001
                                                         ----------------    -------------
                                                            (Unaudited)
Operations:
  Net Investment Loss                                         ($   29)           ($   60)
  Net Realized Loss                                              (262)              (146)
  Net Change in Unrealized Appreciation/Depreciation             (280)              (368)
                                                                -----             ------
  Net Decrease in Net Assets Resulting from Operations           (571)              (574)
Distributions From Net Investment Income                           --                 --
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                 (1,077)             1,266
                                                               ------             ------
Total Increase (Decrease) in Net Assets                        (1,648)               692
Net Assets:
   Beginning of Period                                          6,439              5,747
                                                               ------             ------
   End of Period                                               $4,791             $6,439
                                                               ======             ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         (In Thousands)

                                                 Strong Growth and Income Fund
                                               ---------------------------------
                                               Six Months Ended     Year Ended
                                                 June 30, 2002     Dec. 31, 2001
                                               ----------------    -------------
                                                  (Unaudited)
                                                    (Note 1)
Operations:
  Net Investment Income (Loss)                      $    389       ($      689)
  Net Realized Loss                                  (31,551)         (151,003)
  Net Change in Unrealized
    Appreciation/Depreciation                        (94,521)          (86,127)
                                                    --------          --------
  Net Decrease in Net Assets Resulting
    from Operations                                 (125,683)         (237,819)

Distributions:
  From Net Investment Income:
    Investor Class                                      (151)               --
    Institutional Class                                 (259)               --
    Advisor Class                                        (19)               --
    Class K                                               --                --
                                                          --                --
  Total Distributions                                   (429)               --

Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                   (2,990)           39,032
                                                    --------         ---------
Total Decrease in Net Assets                        (129,102)         (198,787)
Net Assets:
  Beginning of Period                                946,466         1,145,253
                                                    --------        ----------
  End of Period                                     $817,364        $  946,466
                                                    ========        ==========


                                                    Strong Opportunity Fund
                                               ---------------------------------
                                               Six Months Ended     Year Ended
                                                 June 30, 2002     Dec. 31, 2001
                                               ----------------    -------------
                                                  (Unaudited)
Operations:
  Net Investment Income (Loss)                   ($    5,171)       $    6,480
  Net Realized Gain (Loss)                            28,375           (45,476)
  Net Change in Unrealized
    Appreciation/Depreciation                       (646,672)         (158,609)
                                                  ----------        ----------
  Net Decrease in Net Assets Resulting
    from Operations                                 (623,468)         (197,605)

Distributions:
  From Net Investment Income:
    Investor Class                                        --            (6,671)
    Advisor Class                                         --              (202)
  From Net Realized Gains:
    Investor Class                                        --           (86,325)
    Advisor Class                                         --            (2,019)
                                                  ----------        ----------
  Total Distributions                                     --           (95,217)

Capital Share Transactions (Note 7):
  Net Increase in Net Assets from Capital
    Share Transactions                               175,639           706,298
                                                  ----------        ----------
Total Increase (Decrease) in Net Assets             (447,829)          413,476

Net Assets:
  Beginning of Period                              3,753,200         3,339,724
                                                  ----------        ----------
  End of Period                                   $3,305,371        $3,753,200
                                                  ==========        ==========

                       See Notes to Financial Statements.
32

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

1.   Organization
     The accompanying financial statements represent the Strong Core Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     -    Strong Balanced Fund (a series of Strong Balanced Fund, Inc./(1)/)
     - Strong Balanced Asset Fund (formerly Strong Balanced Stock Fund) (a series of Strong Balanced Stock Fund, Inc./(1)/)
     -    Strong Large Cap Core Fund (a series of Strong Equity Funds,
          Inc./(1)/)
     - Strong Growth and Income Fund (a series of Strong Conservative Equity Funds, Inc./(1)/*)
     -    Strong Opportunity Fund (a series of Strong Opportunity Fund,
          Inc./(1)/*)

          /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

    *Each class of shares is subject to an administrative fee and the Advisor
     Class shares are subject to an annual distribution fee as described in Note
     3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

     Effective December 31, 2001, the Strong Growth and Income Fund issued an additional class of shares: Class K shares.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities and illiquid securities. Aggregate cost and fair value of illiquid securities held at June 30, 2002 which are either Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid by the pricing committee based upon guidelines established by the Funds' Board of Directors were as follows:

                             Aggregate   Aggregate    Percent of
                                Cost     Fair Value   Net Assets
                             ---------   ----------   ----------
Strong Balanced Fund          $688,570    $411,033       0.2%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised or is closed, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds designate liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are included in Expense Offsets reported in the Statements of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At June 30, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

          As of June 30, 2002, Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund had securities with a market value of $9,264,780, $13,098,460 and $168,156,771, respectively, on loan
          (included within Investments in the Statement of Assets and Liabilities) and had received $9,436,559, $13,547,252 and $178,299,058, respectively, in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the period ended June 30, 2002, this securities lending income totaled $6,907, $16,771 and $99,060 for Strong Balanced Fund, Strong Growth and Income Fund and Strong Opportunity Fund, respectively.

--------------------------------------------------------------------------------

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                      Administrative      Administrative     Administrative   Administrative
                                                          Fees -              Fees -              Fees -          Fees -
                                      Advisory Fees   Investor Class   Institutional Class   Advisor Class       Class K
                                      Jan. 1, 2002-   Jan. 1, 2002-       Jan. 1, 2002-      Jan. 1, 2002-     Jan. 1, 2002-
                                      June 30, 2002   June 30, 2002       June 30, 2002      June 30, 2002     June 30, 2002
                                      -------------   --------------   -------------------   --------------    -------------
     Strong Balanced Fund               0.60%/(1)/         0.30%                *                   *                *
     Strong Balanced Asset Fund         0.75%/(2)/         0.30%                *                   *                *
     Strong Large Cap Core Fund         0.75%/(2)/         0.30%                *                   *                *
     Strong Growth and Income Fund      0.55%              0.30%              0.02%               0.30%            0.25%
     Strong Opportunity Fund            0.75%/(2)/         0.30%                *                 0.30%              *

     *    Does not offer Share class.

     /(1)/ The investment advisory fees are 0.60% for the first $35 million and 0.55% thereafter.

     /(2)/ The investment advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

     The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional, Advisor and K Classes are paid at an annual rate of 0.015%, 0.20% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor, if any, are included in Other Expenses in the Funds' Statements of Operations, unless otherwise indicated. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets reported in the Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Growth and Income Fund and Strong Opportunity Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the six months ended June 30, 2002, Strong Growth and Income Fund and Strong Opportunity Fund have incurred 12b-1 fees of $17,621 and $135,264, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2002 is as follows:

                                           Payable to    Shareholder Servicing   Transfer Agency   Unaffiliated
                                           Advisor at     and Other Expenses        Banking          Directors'
                                         June 30, 2002      Paid to Advisor      Charges/Credits       Fees
                                         -------------   ---------------------   ---------------   ------------
     Strong Balanced Fund                  $ 74,059            $  447,262            $ 4,272          $ 4,959
     Strong Balanced Asset Fund               1,666                19,225                241              358
     Strong Large Cap Core Fund               3,030                17,516                236              342
     Strong Growth and Income Fund          296,146             1,824,029             13,062           15,645
     Strong Opportunity Fund                536,520             4,627,791            (42,033)          62,032

4.   Expenses and Expense Offsets
     Class Specific Expenses:

                                         Administrative     Shareholder      Reports to    Transfer Agency   Brokerage
                                              Fees        Servicing Costs   Shareholders   Banking Charges      Fees
                                         --------------   ---------------   ------------   ---------------   ---------
     Strong Growth and Income Fund
       Investor Class                      $1,277,197        $1,801,836       $207,994          $9,442         $3,530
       Institutional Class                      5,944             4,458          3,626           3,344              4
       Advisor Class                           21,145            14,112         (8,500)            276             --
       Class K                                    130                89             12              --             --
     Strong Opportunity Fund
       Investor Class                       5,382,842         4,510,704        567,469              --          8,594
       Advisor Class                          162,317           108,464         55,684             700             29

     Expense Offsets:

                                           Expense       Fees Paid
                                         Waivers and   Indirectly by   Directed
                                         Absorptions      Advisor      Brokerage   Earnings Credits
                                         -----------   -------------   ---------   ----------------
     Strong Balanced Fund                  $    --        $    --        $7,725         $ 3,045
     Strong Balanced Asset Fund             23,606             --         3,497              55
     Strong Large Cap Core Fund              5,881             --         3,182               4
     Strong Growth and Income Fund
       Investor Class                           --             --            --              --
       Institutional Class                      --             --            --              --
       Advisor Class                            --             --            --              --
       Class K                                  15             --            --              --
       Fund Level                           35,376             --            --             698
     Strong Opportunity Fund
       Investor Class                           --         42,732            --              --
       Advisor Class                            --             --            --              --
       Fund Level                            5,433             --            --          15,125

5.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the period. At June 30, 2002, there were no borrowings by the Funds outstanding under the LOC.

--------------------------------------------------------------------------------

6.   Investment Transactions
     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2002 were as follows:

                                                       Purchases                            Sales
                                            --------------------------------   -------------------------------
                                            U.S. Government                    U.S. Government
                                               and Agency          Other          and Agency         Other
                                            ---------------   --------------   ---------------   -------------
     Strong Balanced Fund                     $69,578,041     $  213,657,897     $69,600,806      $235,451,333
     Strong Balanced Asset Fund                 1,056,292          4,253,319         844,924         3,661,777
     Strong Large Cap Core Fund                        --          7,269,947              --         8,766,934
     Strong Growth and Income Fund                     --        864,459,622              --       868,025,093
     Strong Opportunity Fund                           --      1,326,082,933              --       954,486,495

7.   Capital Share Transactions

                                                         Strong Balanced Fund               Strong Balanced Asset Fund
                                                   --------------------------------      --------------------------------
                                                   Six Months Ended    Year Ended        Six Months Ended    Year Ended
                                                     June 30, 2002    Dec. 31, 2001        June 30, 2002    Dec. 31, 2001
                                                   ----------------   -------------      ----------------   -------------
                                                     (Unaudited)                           (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                           $11,799,629      $54,667,374          $5,484,139        $8,291,873
  Proceeds from Reinvestment of Distributions           3,400,699        9,185,899              21,073            39,589
  Payment for Shares Redeemed                         (42,148,168)     (60,504,955)         (4,488,525)       (4,702,763)
                                                      -----------      -----------          ----------        ----------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                         ($26,947,840)     $ 3,348,318          $1,016,687        $3,628,699
                                                      ===========      ===========          ==========        ==========
Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                    643,411        2,628,240             511,159           758,443
  Issued in Reinvestment of Distributions                 190,978          481,865               2,092             3,660
  Redeemed                                             (2,297,009)      (3,064,673)           (421,215)         (430,322)
                                                        ---------        ---------             -------           -------
Net Increase (Decrease) in Shares of the Fund          (1,462,620)          45,432              92,036           331,781
                                                        =========        =========             =======           =======

                                                      Strong Large Cap Core Fund
                                                   --------------------------------
                                                   Six Months Ended    Year Ended
                                                    June 30, 2002     Dec. 31, 2001
                                                   ----------------   -------------
                                                     (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                            $  998,812       $3,568,813
  Proceeds from Reinvestment of Distributions                  --               --
  Payment for Shares Redeemed                          (2,076,142)      (2,303,421)
                                                       ----------       ----------
Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         ($1,077,330)      $1,265,392
                                                       ==========       ==========
Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                     94,673          329,450
  Issued in Reinvestment of Distributions                      --               --
  Redeemed                                               (192,974)        (207,995)
                                                          -------          -------
Net Increase (Decrease) in Shares of the Fund             (98,301)         121,455
                                                          =======          =======

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                 Strong Growth and Income Fund
                                                                --------------------------------
                                                                Six Months Ended    Year Ended
                                                                  June 30, 2002    Dec. 31, 2001
                                                                ----------------   -------------
                                                                   (Unaudited)
                                                                    (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                       $112,074,621      $370,188,154
  Proceeds from Reinvestment of Distributions                          144,293                --
  Payment for Shares Redeemed                                     (142,622,518)     (361,287,248)
                                                                  ------------      ------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                     (30,403,604)        8,900,906

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                                         33,323,396        31,235,942
  Proceeds from Reinvestment of Distributions                          229,712                --
  Payment for Shares Redeemed                                       (7,718,541)      (12,295,006)
                                                                  ------------      ------------
  Net Increase in Net Assets from
    Capital Share Transactions                                      25,834,567        18,940,936

ADVISOR CLASS
  Proceeds from Shares Sold                                          2,827,756        13,360,988
  Proceeds from Reinvestment of Distributions                           18,734                --
  Payment for Shares Redeemed                                       (1,367,728)       (2,170,800)
                                                                  ------------      ------------
  Net Increase in Net Assets from
    Capital Share Transactions                                       1,478,762        11,190,188

CLASS K
  Proceeds from Shares Sold                                             99,895                --
  Proceeds from Reinvestment of Distributions                              181                --
  Payment for Shares Redeemed                                               --                --
                                                                  ------------      ------------
  Net Increase in Net Assets from
    Capital Share Transactions                                         100,076                --
                                                                  ------------      ------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                                     ($  2,990,199)     $ 39,032,030
                                                                  ============      ============

--------------------------------------------------------------------------------

                                                                 Strong Growth and Income Fund
                                                                --------------------------------
                                                                Six Months Ended    Year Ended
                                                                  June 30, 2002    Dec. 31, 2001
                                                                ----------------   -------------
                                                                 (Unaudited)
                                                                   (Note 1)
Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                              5,649,964        16,943,120
  Issued in Reinvestment of Distributions                               7,113                --
  Redeemed                                                         (7,422,072)      (16,976,325)
                                                                    ---------        ----------
  Net Decrease in Shares                                           (1,764,995)          (33,205)

INSTITUTIONAL CLASS
  Sold                                                              1,670,937         1,593,956
  Issued in Reinvestment of Distributions                              12,223                --
  Redeemed                                                           (391,885)         (553,418)
                                                                    ---------        ----------
  Net Increase in Shares                                            1,291,275         1,040,538

ADVISOR CLASS
  Sold                                                                141,196           603,538
  Issued in Reinvestment of Distributions                                 982                --
  Redeemed                                                            (70,640)         (105,023)
                                                                    ---------        ----------
  Net Increase in Shares                                               71,538           498,515

CLASS K
  Sold                                                                  4,930                --
  Issued in Reinvestment of Distributions                                  10                --
  Redeemed                                                                 --                --
                                                                    ---------        ----------
  Net Increase in Shares                                                4,940                --
                                                                    ---------        ----------
Net Increase (Decrease) in Shares of the Fund                        (397,242)        1,505,848
                                                                    =========        ==========

--------------------------------------------------------------------------------
June 30, 2002 (Unaudited)

                                                                    Strong Opportunity Fund
                                                                ----------------------------------
                                                                Six Months Ended     Year Ended
                                                                  June 30, 2002     Dec. 31, 2001
                                                                ----------------   ---------------
                                                                  (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                                       $548,332,134      $1,270,142,877
  Proceeds from Reinvestment of Distributions                               --          89,293,018
  Payment for Shares Redeemed                                     (417,236,511)       (742,871,749)
                                                                  ------------      --------------
  Net Increase in Net Assets from
    Capital Share Transactions                                     131,095,623         616,564,146

ADVISOR CLASS
  Proceeds from Shares Sold                                         52,956,140          95,996,777
  Proceeds from Reinvestment of Distributions                               --           2,210,068
  Payment for Shares Redeemed                                       (8,412,341)         (8,472,931)
                                                                  ------------      --------------
  Net Increase in Net Assets from
    Capital Share Transactions                                      44,543,799          89,733,914
                                                                  ------------      --------------
Net Increase in Net Assets from
  Capital Share Transactions                                      $175,639,422      $  706,298,060
                                                                  ============      ==============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                              14,347,117          31,029,289
  Issued in Reinvestment of Distributions                                   --           2,275,707
  Redeemed                                                         (11,105,080)        (18,831,660)
                                                                    ----------          ----------
  Net Increase in Shares                                             3,242,037          14,473,336

ADVISOR CLASS
  Sold                                                               1,402,606           2,398,574
  Issued in Reinvestment of Distributions                                   --              56,805
  Redeemed                                                            (227,589)           (225,651)
                                                                    ----------          ----------
  Net Increase in Shares                                             1,175,017           2,229,728
                                                                    ----------          ----------
Net Increase in Shares of the Fund                                   4,417,054          16,703,064
                                                                    ==========          ==========

--------------------------------------------------------------------------------

8.   Income Tax Information
     The following information for the Funds is presented on an income tax basis as of June 30, 2002:

                                                                                              Net Unrealized
                                                                   Gross          Gross        Appreciation/
                                                  Cost of        Unrealized     Unrealized    (Depreciation)
                                                Investments     Appreciation   Depreciation   on Investments
                                               --------------   ------------   ------------   --------------
     Strong Balanced Fund                      $  241,588,842   $ 19,060,222   $ 15,299,720    $  3,760,502
     Strong Balanced Asset Fund                     8,410,393        221,355        744,786        (523,431)
     Strong Large Cap Core Fund                     4,865,457        150,915        204,089         (53,174)
     Strong Growth and Income Fund                793,979,447     61,687,758     35,455,476      26,232,282
     Strong Opportunity Fund                    3,602,607,921    440,338,543    749,592,947    (309,254,404)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2009) as of December 31, 2001, and tax basis post-October losses as of December 31, 2001, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                Net Capital
                                                   Loss       Post-October
                                                Carryovers       Losses
                                               ------------   ------------
     Strong Balanced Fund                      $ 15,185,366    $        --
     Strong Balanced Asset Fund                      22,343             --
     Strong Large Cap Core Fund                      81,650         26,308
     Strong Growth and Income Fund              139,949,761        824,349
     Strong Opportunity Fund                             --     14,349,273

9.   Investments in Affliliates
     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers for the period ended June 30, 2002 is as follows:

                                                                                Gross                                   Investment
                                                Balance of        Gross         Sales       Balance of       Value        Income
                                                Shares Held     Purchases        and        Shares Held     June 30,   Jan.1, 2002-
                                                Jan. 1, 2002  and Additions   Reductions   June 30, 2002      2002     June 30, 2002
                                                ------------  -------------  ------------  -------------  -----------  -------------
     Strong Balanced Fund
     --------------------
     Strong Heritage Money Fund -
       Institutional Class                               --      5,000,000             --     5,000,000  $  5,000,000        $ 974

     Strong Growth and Income Fund
     -----------------------------
     Strong Heritage Money Fund -
       Institutional Class                               --     15,000,000     (8,000,000)    7,000,000     7,000,000        1,752

     Strong Opportunity Fund
     -----------------------
     iShares Trust S&P MidCap 400 Index Fund        120,000         20,000             --       140,000    13,647,200           --
     Strong Heritage Money Fund -
       Institutional Class                       30,000,000    397,000,000   (109,500,000)  317,500,000   317,500,000    2,109,006


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STRONG BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Period Ended
                                                ------------------------------------------------------------------------------------
                                                June 30,   Dec. 31,     Dec. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                     2002/(b)/   2001        2000/(c)/     2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $18.84     $21.83       $24.77       $24.92       $21.14       $21.44       $20.12

Income From Investment Operations:
  Net Investment Income                            0.24       0.58         0.12         0.82         0.71         0.55         0.67
  Net Realized and Unrealized Gains (Losses)      (1.86)     (2.99)       (1.53)        0.61         3.75         1.75         2.96
    on Investments
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                (1.62)     (2.41)       (1.41)        1.43         4.46         2.30         3.63

Less Distributions:
  From Net Investment Income                      (0.24)     (0.58)       (0.20)       (0.83)       (0.68)       (0.54)       (0.67)
  In Excess of Net Investment Income                 --         --           --           --           --           --        (0.10)
  From Net Realized Gains                            --         --        (1.33)       (0.75)          --        (2.04)       (1.54)
  In Excess of Net Realized Gains                    --         --           --           --           --        (0.02)          --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                             (0.24)     (0.58)       (1.53)       (1.58)       (0.68)       (2.60)       (2.31)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $16.98     $18.84       $21.83       $24.77       $24.92       $21.14       $21.44
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                    -8.7%     -11.0%        -5.6%        +5.7%       +21.3%       +11.8%       +19.3%
  Net Assets, End of Period (In Millions)          $246       $300         $347         $372         $344         $288         $277
  Ratio of Expenses to Average Net Assets
    Before Expense Offsets                         1.3%*      1.2%         1.1%*        1.1%         1.1%         1.0%         1.1%
  Ratio of Expenses to Average Net Assets          1.3%*      1.2%         1.1%*        1.1%         1.1%         1.0%         1.1%
  Ratio of Net Investment Income to Average
    Net Assets                                     2.6%*      2.9%         3.3%*        3.2%         3.0%         2.5%         3.2%
  Portfolio Turnover Rate                        105.4%     234.1%        45.1%       150.9%        64.7%       185.9%       276.5%



STRONG BALANCED ASSET FUND
-------------------------------------------------------------------------------------------------------------------------

                                                                              Period Ended
                                                -------------------------------------------------------------------------
                                                June 30,   Dec. 31,       Dec. 31,    Sept. 30,    Sept. 30,    Sep. 31,
Selected Per-Share Data/(a)/                     2002/(b)/   2001         2000/(d)/     2000         1999        1998/(e)/
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $10.92     $10.91         $10.69       $10.27       $ 9.14       $10.00

Income From Investment Operations:
  Net Investment Income                            0.04       0.08           0.03         0.13         0.15         0.10
  Net Realized and Unrealized Gains (Losses)
    on Investments                                (0.81)     (0.00)/(f)(g)/  0.25         0.72         1.22        (0.86)
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                (0.77)      0.08           0.28         0.85         1.37        (0.76)

Less Distributions:
  From Net Investment Income                      (0.03)     (0.07)         (0.06)       (0.10)       (0.15)       (0.10)
  From Net Realized Gains                            --         --             --        (0.33)       (0.09)          --
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                             (0.03)     (0.07)         (0.06)       (0.43)       (0.24)       (0.10)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $10.12     $10.92         $10.91       $10.69       $10.27       $ 9.14
=========================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
  Total Return                                    -7.1%      +0.8%          +2.6%        +8.6%       +15.1%        -7.7%
  Net Assets, End of Period (In Millions)            $8         $8             $4           $4           $6           $8
  Ratio of Expenses to Average Net Assets
    Before Expense Offsets                         2.2%*      3.3%           2.0%*        2.0%         2.0%         2.0%*
  Ratio of Expenses to Average Net Assets          1.5%*      2.0%           2.0%*        2.0%         2.0%         2.0%*
  Ratio of Net Investment Income to Average
    Net Assets                                     0.8%*      0.8%           1.1%*        1.1%         1.3%         1.5%*
  Portfolio Turnover Rate                         57.5%     161.8%           2.1%        35.7%        87.9%        45.5%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2002 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from October to December.
(d) In 2000, the fund changed its fiscal year-end from September to December.
(e) For the period December 31, 1997 (inception) to September 30, 1998.
(f) Amount calculated is less than $0.005.
(g) Net realized and unrealized loss per share represents net realized and unrealized loss divided by the average shares outstanding throughout the period.

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG LARGE CAP CORE FUND
--------------------------------------------------------------------------------------------------------

                                                                      Period Ended
                                               ---------------------------------------------------------
                                               June 30,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                   2002/(b)/    2001        2000        1999       1998/(c)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $11.01      $12.40      $13.85      $11.25      $10.00

Income From Investment Operations:
  Net Investment Loss                            (0.06)      (0.10)      (0.09)      (0.11)      (0.03)
  Net Realized and Unrealized Gains (Losses)
    on Investments                               (1.10)      (1.29)      (1.19)       3.41        1.28
--------------------------------------------------------------------------------------------------------
  Total from Investment Operations               (1.16)      (1.39)      (1.28)       3.30        1.25

Less Distributions:
  From Net Realized Gains                           --          --       (0.17)      (0.70)         --
--------------------------------------------------------------------------------------------------------
  Total Distributions                               --          --       (0.17)      (0.70)         --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 9.85      $11.01      $12.40      $13.85      $11.25
========================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------
  Total Return                                  -10.5%      -11.2%       -9.2%      +29.4%      +12.5%
  Net Assets, End of Period (In Millions)           $5          $6          $6          $5          $3
  Ratio of Expenses to Average Net Assets
    Before Expense Offsets                        2.4%*       2.7%        2.0%        2.0%        2.0%*
  Ratio of Expenses to Average Net Assets         2.0%*       2.0%        2.0%        2.0%        2.0%*
  Ratio of Net Investment Loss to Average
    Net Assets                                   (1.2%)*     (1.1%)      (0.8%)      (1.1%)      (0.5%)*
  Portfolio Turnover Rate                       144.6%      196.4%      154.9%      178.4%       59.7%



STRONG GROWTH AND INCOME FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 Period Ended
                                               ----------------------------------------------------------------------------------
                                               June, 30    Dec. 31,    Dec. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                   2002/(b)/     2001      2000/(d)/     2000        1999        1998        1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $20.28      $25.37      $28.34      $25.26      $18.73      $16.35      $12.38

Income From Investment Operations:
  Net Investment Income (Loss)                    0.00/(e)/  (0.02)      (0.00)/(e)/ (0.09)      (0.03)       0.03        0.07
  Net Realized and Unrealized Gains (Losses)
    on Investments                               (2.62)      (5.07)      (2.65)       3.19        6.56        3.07        3.99
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               (2.62)      (5.09)      (2.65)       3.10        6.53        3.10        4.06

Less Distributions:
  From Net Investment Income                     (0.00)/(e)/    --          --          --       (0.00)/(e)/ (0.03)      (0.07)
  From Net Realized Gains                           --          --       (0.32)      (0.02)         --       (0.62)      (0.02)
  In Excess of Net Realized Gains                   --          --          --          --          --       (0.07)         --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.00)/(e)/    --       (0.32)      (0.02)      (0.00)/(e)/ (0.72)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $17.66      $20.28      $25.37      $28.34      $25.26      $18.73      $16.35
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                  -12.9%      -20.1%       -9.3%      +12.3%      +34.9%      +19.7%      +32.9%
  Net Assets, End of Period (In Millions)         $740        $886      $1,109      $1,228        $861        $399        $227
  Ratio of Expenses to Average Net Assets
    Before Expense Offsets                        1.4%*       1.3%        1.1%*       1.1%        1.1%        1.1%        1.2%
  Ratio of Expenses to Average Net Assets         1.3%*       1.3%        1.1%*       1.1%        1.1%        1.1%        1.2%
  Ratio of Net Investment Income (Loss) to        0.0%*/(e)/ (0.1%)     (0.0%)*/(e)/ (0.4%)      (0.1%)       0.1%        0.5%
    Average Net Assets
  Portfolio Turnover Rate/(f)/                   94.6%      171.9%       23.3%      122.0%       52.3%      107.5%      237.8%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2002 (unaudited).
(c) For the period from June 30, 1998 (inception) to December 31, 1998.
(d) In 2000, the Fund changed its fiscal year-end from October to December.
(e) Amount calculated is less than $0.005 or 0.05%.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------

STRONG GROWTH AND INCOME FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------

                                                               Period Ended
                                               ---------------------------------------------
                                               June 30,    Dec. 31,    Dec. 31,    Oct. 31,
Selected Per-Share Data/(a)/                   2002/(b)/     2001      2000/(c)/   2000/(d)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $20.49      $25.46      $28.41      $29.15

Income From Investment Operations:
  Net Investment Income (Loss)                    0.07        0.08       (0.00)/(e)/  0.01
  Net Realized and Unrealized Gains (Losses)
    on Investments                               (2.65)      (5.05)      (2.63)      (0.75)
--------------------------------------------------------------------------------------------
   Total from Investment Operations              (2.58)      (4.97)      (2.63)      (0.74)

Less Distributions:
  From Net Investment Income                     (0.08)         --          --          --
  From Net Realized Gains                           --          --       (0.32)         --
--------------------------------------------------------------------------------------------
  Total Distributions                            (0.08)         --       (0.32)         --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $17.83      $20.49      $25.46      $28.41
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
  Total Return                                  -12.6%      -19.5%       -9.2%       -2.5%
  Net Assets, End of Period (In Millions)          $64         $47         $31          $1
  Ratio of Expenses to Average Net Assets
    Before Expense Offsets                        0.6%*       0.6%        0.6%*       0.6%*
  Ratio of Expenses to Average Net Assets         0.6%*       0.6%        0.6%*       0.6%*
  Ratio of Net Investment Income to Average
    Net Assets                                    0.8%*       0.6%        0.1%*       0.1%*
  Portfolio Turnover Rate/(f)/                   94.6%      171.9%       23.3%      122.0%



STRONG GROWTH AND INCOME FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------------------

                                                               Period Ended
                                               ---------------------------------------------
                                               June 30,    Dec. 31,    Dec. 31,    Oct. 31,
Selected Per-Share Data/(a)/                   2002/(b)/     2001      2000/(c)/   2000/(d)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $20.20      $25.32      $28.29      $29.15

Income From Investment Operations:
  Net Investment Income (Loss)                    0.02       (0.04)      (0.00)/(e)/ (0.05)
  Net Realized and Unrealized Losses
    on Investments                               (2.62)      (5.08)      (2.65)      (0.81)
--------------------------------------------------------------------------------------------
  Total from Investment Operations               (2.60)      (5.12)      (2.65)      (0.86)

Less Distributions:
  From Net Investment Income                     (0.02)         --          --          --
  From Net Realized Gains                           --          --       (0.32)         --
--------------------------------------------------------------------------------------------
  Total Distributions                            (0.02)         --       (0.32)         --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $17.58      $20.20      $25.32      $28.29
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
  Total Return                                  -12.9%      -20.2%       -9.4%       -3.0%
  Net Assets, End of Period (In Millions)          $13         $14          $5          $0/(g)/
  Ratio of Expenses to Average Net Assets
    Before Expense Offsets                        1.3%*       1.5%        1.3%*       1.3%*
  Ratio of Expenses to Average Net Assets         1.2%*       1.5%        1.3%*       1.3%*
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                            0.2%*      (0.3%)      (0.2%)*     (0.7%)*
  Portfolio Turnover Rate/(f)/                   94.6%      171.9%       23.3%      122.0%


 *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2002 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from October to December.
(d) For the period from March 1, 2000 (commencement of class) to October 31,
    2000.
(e) Amount calculated is less than $0.005.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) Amount is less than $500,000.

                       See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------

STRONG GROWTH AND INCOME FUND -- CLASS K
-----------------------------------------------------------------------

                                                                Period
                                                                 Ended
                                                               --------
                                                               June 30,
Selected Per-Share Data/(a)/                                   2002/(b)/
-----------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $20.28

Income From Investment Operations:
  Net Investment Income                                           0.05
  Net Realized and Unrealized Losses on Investments              (2.63)
-----------------------------------------------------------------------
  Total from Investment Operations                               (2.58)

Less Distributions:
  From Net Investment Income                                     (0.04)
-----------------------------------------------------------------------
  Total Distributions                                            (0.04)
-----------------------------------------------------------------------
Net Asset Value, End of Period                                  $17.66
=======================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------
  Total Return                                                  -12.8%
  Net Assets, End of Period (In Millions)                           $0/(c)/
  Ratio of Expenses to Average Net Assets Before
    Expense Offsets                                               1.1%*
  Ratio of Expenses to Average Net Assets                         1.0%*
  Ratio of Net Investment Income to Average Net Assets            0.4%*
  Portfolio Turnover Rate/(d)/                                   94.6%



STRONG OPPORTUNITY FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           Period Ended
                                                               ---------------------------------------------------------------------
                                                                June 30,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                    2002/(e)/    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $39.29       $42.35      $44.69      $38.62      $37.41      $35.26

Income From Investment Operations:
  Net Investment Income (Loss)                                   (0.05)        0.07        0.17        0.08        0.05        0.10
  Net Realized and Unrealized Gains (Losses) on Investments      (6.16)       (2.11)       3.30       12.42        5.68        7.90
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               (6.21)       (2.04)       3.47       12.50        5.73        8.00

Less Distributions:
  From Net Investment Income                                        --        (0.07)      (0.17)      (0.08)      (0.05)      (0.10)
  From Net Realized Gains                                           --        (0.95)      (5.64)      (6.35)      (4.47)      (5.75)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               --        (1.02)      (5.81)      (6.43)      (4.52)      (5.85)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $33.08       $39.29      $42.35      $44.69      $38.62      $37.41
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                  -15.8%        -4.8%       +8.6%      +33.4%      +15.5%      +23.5%
  Net Assets, End of Period (In Millions)                       $3,192       $3,664      $3,337      $2,537      $2,038      $1,925
  Ratio of Expenses to Average Net Assets Before Expense
    Offsets                                                       1.3%*        1.3%        1.2%        1.2%        1.2%        1.2%
  Ratio of Expenses to Average Net Assets                         1.3%*        1.3%        1.2%        1.2%        1.2%        1.2%
  Ratio of Net Investment Income (Loss) to Average Net Assets    (0.3%)*       0.2%        0.5%        0.2%        0.2%        0.3%
  Portfolio Turnover Rate/(d)/                                   29.7%        87.8%       86.5%       80.8%       86.0%       93.7%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 31, 2001 (inception) to June 30, 2002 (unaudited) (Note 1).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  For the six months ended June 30, 2002 (unaudited).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

 STRONG OPPORTUNITY FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                              Period Ended
                                                                 --------------------------------------
                                                                 June 30,       Dec. 31,      Dec. 31,
Selected Per-Share Data/(a)/                                     2002/(b)/         2001       2000/(c)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $38.92         $42.10        $43.16
Income From Investment Operations:
  Net Investment Income (Loss)                                     (0.08)         (0.06)/(d)/    0.03
  Net Realized and Unrealized Gains (Losses) on Investments        (6.13)         (2.08)         4.83
  -----------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (6.21)         (2.14)         4.86
Less Distributions:
  From Net Investment Income                                          --          (0.09)        (0.28)
  From Net Realized Gains                                             --          (0.95)        (5.64)
-------------------------------------------------------------------------------------------------------
  Total Distributions                                                 --          (1.04)        (5.92)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $32.71         $38.92        $42.10
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
  Total Return                                                    -16.0%          -5.1%        +12.1%
  Net Assets, End of Period (In Millions)                           $113            $89            $3
  Ratio of Expenses to Average Net Assets Before Expense Offsets    1.6%*          1.7%          1.6%*
  Ratio of Expenses to Average Net Assets                           1.6%*          1.7%          1.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets      (0.5%)*        (0.3%)         0.1%*
  Portfolio Turnover Rate/(e)/                                     29.7%          87.8%         86.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2002 (unaudited).
(c) For the period from February 25, 2000 (commencement of class) to December 31, 2000.
(d) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

 DIRECTORS AND OFFICERS
 -------------------------------------------------------------------------------

 Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 66 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.

   Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

 Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

   Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

 Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

   Mr. Greer was Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

 Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

   Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

 Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

   Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

 William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

   Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association-- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.

Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer).

From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001,
Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
   Richard S. Strong
   Willie D. Davis
   Gordon B. Greer
   Stanley Kritzik
   Neal Malicky
   William F. Vogt

Officers
   Richard S. Strong, Chairman of the Board
   Dennis A. Wallestad, Vice President
   Thomas M. Zoeller, Vice President
   Richard W. Smirl, Secretary
   Susan A. Hollister, Vice President and Assistant Secretary
   Gilbert L. Southwell III, Assistant Secretary
   John W. Widmer, Treasurer

Investment Advisor
   Strong Capital Management, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
   Strong Investments, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
   State Street Bank and Trust Company
   801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
   Strong Investor Services, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
   Godfrey & Kahn, S.C.
   780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]

--------------------------------------------------------------------------------

Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.Strong.com

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com














This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT25402-0602

                                                                SCOR/WH2056 0602